UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07685

Frontier Funds, Inc.
(Exact name of registrant as specified in charter)

400 Skokie Blvd. Suite 500 Northbrook, IL			60062
(Address of principal executive offices)			(Zip code)

William D. Forsyth III 400 Skokie Blvd., Suite 500 Northbrook, Illinois 60062
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(847) 509-9860

Date of fiscal year end:	June 30

Date of reporting period:	December 31, 2017

Item 1. Reports to Stockholders.

SEMI-ANNUAL REPORT

Frontier MFG Global Equity Fund

Frontier MFG Global Plus Fund

Frontier MFG Core Infrastructure Fund

Frontier Timpani Small Cap Growth Fund

Frontier Phocas Small Cap Value Fund

Frontegra Asset Management, Inc.

December 31, 2017

TABLE OF CONTENTS

Shareholder Letter	1
Frontier MFG Global Equity Fund and Frontier MFG Global Plus Fund
Report from MFG Asset Management	4
Investment Highlights	6
Frontier MFG Core Infrastructure Fund
Report from MFG Asset Management	10
Investment Highlights	12
Frontier Timpani Small Cap Growth Fund
Report from Timpani Capital Management LLC	14
Investment Highlights	16
Frontier Phocas Small Cap Value Fund
Report from Phocas Financial Corporation	18
Investment Highlights	20
Expense Example	21
Schedules of Investments
Frontier MFG Global Equity Fund	24
Frontier MFG Global Plus Fund	25
Frontier MFG Core Infrastructure Fund	26
Frontier Timpani Small Cap Growth Fund	29
Frontier Phocas Small Cap Value Fund	32
Statements of Assets and Liabilities	35
Statements of Operations	37
Statements of Changes in Net Assets	39
Financial Highlights	42
Notes to Financial Statements	52
Voting Results of Special Meeting of Shareholders	61

This report is submitted for the general information of the shareholders of the above-listed Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the applicable Fund. The Prospectuses may be obtained by calling 1-888-825-2100. Each Prospectus includes more complete information about management fees and expenses, investment objectives, risks and operating policies of the applicable Fund. Please read the applicable Prospectus carefully.

Frontier Funds, Inc. are distributed by Frontegra Strategies, LLC, 400 Skokie Blvd., Suite 500, Northbrook, IL 60062. Frontegra Strategies, LLC, member of FINRA and SIPC, is an affiliate of Frontegra Asset Management, Inc. and Timpani Capital Management LLC, the Funds' investment advisers.

DEAR FELLOW SHAREHOLDERS:

We are pleased to report on the progress of the Frontier Funds over the past six months ending December 31, 2017. The S&P 500 Index was up 11.42% and small capitalization stocks were up, with the Russell 2000® Index returning 9.20%. International stocks, as measured by the MSCI EAFE Index, returned 9.86% over the six month period.

Fund Results

The Frontier MFG Global Equity Fund, managed by MFG Asset Management ("MFG"), returned 10.56% (net) versus the MSCI World Index (Net) return of 10.61% for the six month period ending December 31, 2017.

The Frontier MFG Global Plus Fund, Institutional Class, also managed by MFG, returned 10.18% (net) versus the MSCI World Index (Net) return of 10.61% for the six month period ending December 31, 2017. The Service Class shares returned 10.08% (net) over the same time period.

For the six month period ending December 31, 2017, the Frontier MFG Core Infrastructure Fund, Institutional Class, also managed by MFG, returned 4.36% (net) versus the S&P Global Infrastructure Index return of 5.03%. The Service Class shares returned 4.25% (net) over the same time period.

The Frontier Timpani Small Cap Growth Fund, Institutional Class, managed by Timpani Capital Management, returned 14.41% (net) versus the Russell 2000® Growth Index return of 11.09% for the six month period ending December 31, 2017. The Class Y shares returned 14.24% (net) and the Service Class shares returned 14.41% (net) over the same time period.

The Frontier Phocas Small Cap Value Fund, Institutional Class, managed by Phocas Financial, returned 8.60% (net) versus the Russell 2000 Value Index return of 7.26% for the six month period ending December 31, 2017. The Service Class shares returned 8.50% (net) over the same time period.

Outlook

For many investors, 2017 was a banner year. Despite periodic concerns surrounding geopolitical squabbles with North Korea or the presidential election in France, equity markets performed exceptionally well, as they were propelled by improving global growth and central banks that were exceedingly accommodative, leading to robust corporate earnings. U.S. equities rose approximately 18% for the calendar year, more than tripling what the average forecast at the start of the year had implied. While most prognosticators predict another strong equity market in 2018, optimism could quickly evaporate if U.S. Treasury yields rise more quickly than expected, if China's slowdown is worse than anticipated, or if the geopolitical picture takes a serious turn for the worse.

Therefore, we will continue to oversee the investment management of the Frontier Funds with the care and diligence that have served our shareholders well in the past. As always, we appreciate your investment and continued confidence in the Frontier Funds.

Best regards,

William D. Forsyth, CFA

President

Frontier Funds, Inc.

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FRONTIER
MFG GLOBAL EQUITY FUND
AND
FRONTIER
MFG GLOBAL PLUS FUND

REPORT FROM MFG ASSET MANAGEMENT

Dear Fellow Shareholders:

The investment objective of the Frontier MFG Global Equity Fund and the Frontier MFG Global Plus Fund is capital appreciation. The objective is measured against the MSCI World Index (Net).

Performance Review

The Frontier MFG Global Equity Fund returned 10.56%, net of fees, for the six month period ending December 31, 2017, while the Frontier MFG Global Plus Fund (Institutional Class) returned 10.18%, net of fees, for the same time period. Both Funds underperformed the 10.61% return of their benchmark, the MSCI World Index (Net).

Over the six months to December 31, 2017, some of the largest contributors to performance included the investments in Lowe's, Microsoft and Alphabet. Lowe's gained after announcing strong comparable store sales growth and share repurchases drove higher-than-expected earnings growth for the third quarter and the U.S.'s second-largest home-improvement chain was seen as a major beneficiary of lower corporate taxes because it sources all its revenue in the U.S. Microsoft gained after margin expansion in its server software and personal computers businesses drove quarterly earnings of 84 U.S. cents a share, a result that beat consensus and guidance. While Microsoft has performed strongly, it remains an attractive investment proposition. Its business software products dominate in their categories and we expect Microsoft will lead the next generation of enterprise computing infrastructure via its investment in cloud services. Alphabet rose after the 32% increase in earnings per share for the third quarter beat consensus by 15%. Alphabet's search business remains dominant globally and this position is enhanced by the shift to mobile. Alphabet is leading the race in artificial intelligence and digital assistants, which presents enormous potential for search monetisation and beyond. In addition, YouTube, Play Store, and Google's cloud businesses are expected to continue to take worthwhile shares of their large global markets for years to come.

Over the six months to December 31, 2017, some of the stocks that lagged included investments in Kraft Heinz, CVS Health and Oracle. Kraft Heinz slid after second-quarter revenue fell more than expected though cost-cutting boosted profit beyond analyst estimates. CVS Health, which was sold during the September quarter, fell over those three months amid uncertainty about the outlook for U.S. health regulation. Oracle slid as guidance for next quarter's cloud-computing sales fell short of estimates. Despite lower-than-expected growth, Oracle has made significant progress transitioning to cloud computing in recent years, particularly in applications, increasing its total addressable market.

Fund Outlook and Strategy

Abnormally loose monetary policies have created distortions in asset markets, particularly in what we would call bond-proxy equities, which are sensitive to movements in longer-term interest rates. We are cautious about the outlook for these stocks. The Federal Reserve is likely to gradually increase interest rates and shrink its balance sheet as U.S. economic growth continues. The trajectory of monetary policy tightening will depend, in part, on the expected path of U.S. inflation, which remains below the Fed's 2% target, as well as other economic and political developments.

In Asia, North Korea's endeavours to advance its nuclear intercontinental ballistic missile capability could be destabilising for global equities markets should a diplomatic misstep by either party lead to an escalation in tensions. In Europe, Italy's general election in March could add to political uncertainty in the eurozone. In the U.S., President Donald Trump's protectionist rhetoric presents risks to the management of trading and political relationships, particularly if a mistake were made in relation to China.

The Funds

Notwithstanding the uncertainty surrounding stock markets, we are confident about the long-term outlook for the investments selected for our portfolio and the portfolio's risk profile. Many of the stocks in the portfolio benefit from the following durable investment trends:

•  Consumer technology platforms: Leading digital platforms are well positioned to monetise new services and products even when they are not the originators of these items. Due to high switching costs and formidable barriers to entry, their entrenched positions are unlikely to be challenged in the foreseeable future.

•  Enterprise software: Established enterprise software vendors are capitalising on their incumbency. They typically operate in concentrated markets that have high barriers to entry, enjoy network effects and have loyal customers due to the high cost of switching out of their services. The shift to cloud computing creates an opportunity for them to expand their capabilities and win a greater share of business spending.

•  Health care and the dynamics of ageing populations: The Health Care sector enjoys favourable growth prospects due to rising patient numbers as developed populations age, higher expenditure in Western countries as more treatments are cultivated and the prospect that rising wealth in the emerging world will allow providers to target unmet health care needs in these countries.

•  The cashless society: Spending is shifting to cashless forms of payments such as credit cards, debit cards, electronic funds transfer and mobile payments. The explosion of smart and internet-connected devices will accelerate this shift the world over.

We retain confidence in the quality and long-term outlook for our investments and are comfortable with the Funds' overall risk profile and construction.

Yours sincerely,

Hamish Douglass
Portfolio Manager
MFG Asset Management

INVESTMENT HIGHLIGHTS

Growth of a $1,000,000 Investment (Unaudited)

*  12/28/11 commencement of operations.

Portfolio Total Return**

FOR PERIODS ENDED 12/31/17	FUND	INDEX
SIX MONTHS	10.56%	10.61%
ONE YEAR	24.40%	22.40%
FIVE YEAR AVERAGE ANNUAL	13.00%	11.64%
AVERAGE ANNUAL SINCE INCEPTION	13.98%	12.54%

Fund Expenses
GROSS EXPENSE RATIO	0.88%
NET EXPENSE RATIO	0.83%

This chart assumes an initial gross investment of $1,000,000 made on 12/28/11 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The MSCI World Index (Net) represents large and mid cap equities across 23 Developed Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

Frontegra Asset Management, Inc. has contractually agreed through October 31, 2019, to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.80% of the Fund's average daily net assets. The expense ratios presented are based on the annualized expense ratios as reported in the Fund's current prospectus, which may differ from the expense ratios presented in the Fund's financial highlights.

**  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

INVESTMENT HIGHLIGHTS

Growth of a $1,000,000 Investment (Unaudited)

*  3/23/15 commencement of operations.

Portfolio Total Return**

FOR PERIODS ENDED 12/31/17	FUND	INDEX
SIX MONTHS	10.18%	10.61%
ONE YEAR	24.49%	22.40%
AVERAGE ANNUAL SINCE INCEPTION	9.14%	8.36%

Institutional Class Expenses
GROSS EXPENSE RATIO	0.98%
NET EXPENSE RATIO	0.83%

This chart assumes an initial gross investment of $1,000,000 made on 3/23/15 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The MSCI World Index (Net) represents large and mid cap equities across 23 Developed Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

Frontegra Asset Management, Inc. has contractually agreed through October 31, 2019, to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.80% of the Fund's average daily net assets for the Institutional Class. The expense ratios presented are based on the annualized expense ratios as reported in the Fund's current prospectus, which may differ from the expense ratios presented in the Fund's financial highlights.

**  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The above graph relates to Institutional Class shares of the Fund. Performance for Service Class shares will vary from the performance of the Institutional Class shares shown above due to differences in expenses.

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FRONTIER
MFG CORE INFRASTRUCTURE FUND

REPORT FROM MFG ASSET MANAGEMENT

Dear Fellow Shareholders:

The investment objective of the Frontier MFG Core Infrastructure Fund is long-term capital appreciation. The objective is measured against the S&P Global Infrastructure Index.

The types of infrastructure assets in which the Fund invests are generally natural monopolies that provide an essential service to the community. Infrastructure assets offer investors protection from the impacts of inflation because their earnings generally have some direct linkage to inflation. Over time, the stable, reliable earnings of infrastructure assets are expected to lead to a combination of income and capital growth for investors.

The universe of infrastructure assets that are held by the Fund is made up of two main sectors:

•  Utilities: Utilities include both regulated energy and water utilities. Utilities are typically subject to economic regulation. The terms of regulation typically require a utility to efficiently provide an essential service to the community and, in return, permit the utility to earn a fair rate of return on the capital it has invested in its operations. As a utility provides a basic necessity, e.g. energy or water, there is minimal fluctuation in demanded volumes in response to the economic cycle, while the price charged for the utility service can be adjusted with limited impact upon demanded volumes. As a result, the earnings of regulated utilities have been, and are expected to continue to be, stable irrespective of economic conditions.

•  Infrastructure: This includes airports, ports, toll roads and broadcast communications infrastructure. Regulation of infrastructure companies is generally less intensive than regulation of utilities and this allows companies to accrue the benefits of volume growth (i.e. the returns of infrastructure companies are linked to growth in passengers, vehicles or containers). As economies develop, grow and become more inter-dependent, we expect the underlying level of aviation, shipping and vehicle traffic to increase. As a result, the revenues and earnings derived by infrastructure assets are expected to grow.

A key feature of the portfolio construction process for the MFG Core Infrastructure strategy is the application of what we call "the 75% rule". This relates to those companies whose assets are a mixture of assets that MFG Asset Management classifies as infrastructure and those assets that do not meet our strict requirements. In those circumstances, we require at least, and on a consistent basis, 75% of the earnings of the company to be derived from the assets that meet our definitional requirement before it can be included in the Fund.

Performance Review

The Frontier MFG Core Infrastructure Fund, Institutional Class, returned 4.36%, net of fees, for the six-month period ending December 31, 2017. The Fund's return underperformed the 5.03% return of its benchmark, the S&P Global Infrastructure Index. For the year, the Fund returned 20.25%, net of fees, compared to the benchmark's return of 20.13%.

Global infrastructure stocks rose in the six months ended December 31, 2017, after infrastructure companies reported healthy earnings. However, they underperformed global equities as higher U.S. bond yields reduced the relative attractiveness of long-duration assets such as infrastructure stocks, and they were judged as benefiting less relatively from the lower U.S. corporate tax rate.

U.S. government bond yields, the benchmark for global credit markets, rose over the six months as reports showed the U.S. economy was growing fast enough to stir inflation, even without any investment spurred by the lower corporate tax rate. Over the period, U.S. government two-year yields climbed from 1.38% to 1.88% while 10-year yields rose from 2.30% to 2.41%.

Infrastructure stocks were swept along in the general rise in shares over the six months as U.S. companies overall posted higher-than-expected earnings, the Federal Reserve signalled U.S. monetary policy would only be tightened at a gradual pace, U.S. Congress cut the corporate tax rate from 35% to 21%, and the world's major economies grew in unison for the first time in about a decade.

The portfolio recorded a positive return over the six months. At a stock level, on a contributions basis, some of the best performers included investments in Abertis Infraestructuras, Fraport and Crown Castle International. Abertis jumped 16% after Germany's Hochtief joined a bidding war to take over the Spanish toll-road operator, which reported a 2.4% rise in profit for the first nine months of fiscal 2017 on higher traffic.

Fraport rose 19% as passenger numbers and freight volume through Frankfurt Airport rose. In November, for instance, passenger numbers jumped 21.1% from a year earlier (though only 11.8% when adjusted for the strikes in 2016) and freight volume gained 4.7%. Crown Castle added 13% because the failure of a proposed merger between U.S. telecoms Sprint and T-Mobile preserves at four the number of big customers of tower companies.

Lagging stocks on a contributions basis included the investments in PG&E, PPL and Edison International. PG&E slumped 32% and PPL and Edison lost 18% after wildfires tore through parts of California and state authorities decreed that electrical utilities could be held liable for damage from fires, even if they were not found negligent in respect of how they limit the risks that their electrical wires could ignite trees close by.

Portfolio Outlook and Strategy

We expect prevailing long-term bond yields to normalise over the medium term and that the increase in bond yields will represent something of a headwind to the share price performance of long-duration investments such as infrastructure. Notwithstanding such headwinds, we see good investment opportunities within global listed infrastructure and remain confident an investment in listed infrastructure can be expected to reward patient investors over the medium term.

Gerald Stack
Portfolio Manager
MFG Asset Management

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

*  1/18/12 commencement of operations.

Portfolio Total Return**

FOR PERIODS ENDED 12/31/17	FUND	MSCI INDEX	S&P GLOBAL INDEX
SIX MONTHS	4.36%	10.61%	5.03%
ONE YEAR	20.25%	22.40%	20.13%
FIVE YEAR AVERAGE ANNUAL	10.62%	11.64%	9.21%
AVERAGE ANNUAL SINCE INCEPTION	11.53%	11.80%	9.60%

Institutional Class Expenses
GROSS EXPENSE RATIO	0.84%
NET EXPENSE RATIO	0.71%

This chart assumes an initial gross investment of $100,000 made on 1/18/12 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The MSCI World Index (Net) represents large and mid cap equities across 23 Developed Markets countries and covers approximately 85% of the free float-adjusted market capitalization in each country. The S&P Global Infrastructure Index is a global developed markets infrastructure and utilities benchmark. Neither index reflects investment management fees, brokerage commissions or other expenses associated with investing in equity securities. A direct investment in an index is not possible.

Frontegra Asset Management, Inc. has contractually agreed through October 31, 2019, to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.70% of the Fund's average daily net assets. The expense ratios presented are based on the annualized expense ratios as reported in the Fund's current prospectus, which may differ from the expense ratios presented in the Fund's financial highlights.

** The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The above graph relates to Institutional Class shares of the Fund. Performance for Service Class shares will vary from the performance of the Institutional Class shares shown above due to differences in expenses.

FRONTIER
TIMPANI SMALL CAP GROWTH FUND

REPORT FROM TIMPANI CAPITAL MANAGEMENT LLC

Dear Fellow Shareholders:

The Frontier Timpani Small Cap Growth Fund strives to achieve capital appreciation by investing in a diversified portfolio of growth companies with small market capitalizations. Timpani seeks to:

•  Invest in companies where growth is robust, sustainable and underestimated by the market.

•  Conduct fundamental research that provides unique insights into the growth gap that exists between market expectations and a company's true growth rate.

•  Manage risk by continuously evaluating the size of the growth gap relative to market expectations and monitoring market sentiment.

•  Act on new relevant incremental data points, both positive and negative, in an effort to exploit investor biases.

For the six months ended December 31, 2017, the Frontier Timpani Small Cap Growth Fund, Institutional Class, outperformed its benchmark, the Russell 2000® Growth Index, returning 14.41%, net of fees, compared to 11.09% for the benchmark. For the year, the Fund returned 36.14%, net of fees, compared to 22.17% for the benchmark.

Performance Review

The Fund posted strong absolute and relative performance versus its benchmark. Timpani's style purity to growth investing was rewarded as growth stocks in general were embraced during the period. In addition, Timpani's stock selection was strong with several notable winners and very few damaging losers, a consistent theme for the whole year. We continue to believe the outlook remains favorable for small cap growth stocks in general and Timpani's specific investment approach.

Detailed attribution analysis of the portfolio suggests stock selection drove the upside while sector allocation was modestly negative during the period. Technology and Financial Services stock selection were the biggest contributors to the upside while Health Care stock selection was the largest detractor. Leading the way among the winners was a long-time Financial Services holding, LendingTree. The Internet has changed many buying patterns, including the way consumers shop for money. LendingTree uses its strong brand and savvy marketing tactics to connect those consumers to a variety of lending institutions. USA Technologies was the top Technology contributor. Its technology enables cashless vending machine transactions and provides system analytics that optimize vending machine management. During the period, USA Technologies made a significant acquisition that was well-received by shareholders due to the potential financial synergies of the combination. Among the losers, Health Insurance Innovations was the weakest. It provides a platform to sell affordable health care insurance to consumers. An increasingly murky macro picture for health insurance, along with intensifying regulatory and broker network scrutiny, resulted in weakness and caused us to exit the position.

Regarding sector positioning, we ended the period with notable overweights in Technology and Consumer Discretionary and underweights in Health Care and Financial Services. While we will always have a secular growth bias to the portfolio, it is worth noting we have elevated exposure to certain cyclical growth stocks including building products, trucking, and auto parts. These stocks are benefiting from positive macro-economic, industry-specific, and company-specific dynamics, which are creating a robust and underestimated growth profile, consistent with Timpani's investment criteria.

Investing Environment and Outlook

During the period and for 2017 overall, growth stocks outperformed value stocks, and large caps outperformed mid and small caps. For 2018, we believe all domestic equity asset classes will perform well, but are especially upbeat on the prospects for small caps based on where we are in the stock market cycle and on recently approved tax reform, which disproportionately benefits small companies. Finally, while the gap has partially closed in recent months, small cap growth stocks still look inexpensive versus small cap value stocks, potentially boding well for future small cap growth stock returns.

The strength in the overall stock market has shifted from being driven by easy monetary policy to being driven by earnings momentum. For most of 2017, we saw stocks show high sensitivity to company-specific earnings reports, both good and bad. In 2017, Timpani tended to be skilled at predicting company-specific positive earnings surprise. For instance, during the September quarter earnings reporting season, 73.6% of Timpani stocks reported a positive earnings surprise, whereas only 57.6% of the benchmark reported a positive earnings surprise. We think the market will continue to embrace earnings momentum, thus, we like our positioning going forward.

In conclusion, we are bullish on Timpani's prospects and remain committed to our long-term approach of investing in companies with a sustained growth profile where that growth is being underestimated. We believe this approach creates the most value for our mutual fund shareholders over the long-term.

Thank you for your continued support.

Sincerely,

Brandon Nelson, CFA
Chief Investment Officer
Timpani Capital Management LLC

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

*  3/23/11 commencement of operations.

Portfolio Total Return**

FOR PERIODS ENDED 12/31/17	FUND	INDEX
SIX MONTHS	14.41%	11.09%
ONE YEAR	36.14%	22.17%
FIVE YEAR AVERAGE ANNUAL	15.41%	15.21%
AVERAGE ANNUAL SINCE INCEPTION	12.32%	12.07%

Institutional Class Expenses
GROSS EXPENSE RATIO	1.36%
NET EXPENSE RATIO	1.10%

This chart assumes an initial gross investment of $100,000 made on 3/23/11. Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

Timpani Capital Management LLC has contractually agreed through October 31, 2019, to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 1.10% of the Fund's average daily net assets of the Institutional Class. The expense ratios presented are based on the annualized expense ratios as reported in the Fund's current prospectus, which may differ from the expense ratios presented in the Fund's financial highlights.

**  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The above graph relates to Institutional Class shares of the Fund. Performance for Class Y and Service Class shares will vary from the performance of the Institutional Class shares shown above due to differences in expenses.

FRONTIER
PHOCAS SMALL CAP VALUE FUND

REPORT FROM PHOCAS FINANCIAL CORPORATION

Dear Fellow Shareholders:

The Frontier Phocas Small Cap Value Fund strives to achieve capital appreciation by investing in a diversified portfolio of equity securities of companies with small market capitalizations. The Fund's performance is measured against the Russell 2000® Value Index.

Performance Review

During the six-month period ended December 31, 2017, the Frontier Phocas Small Cap Value Fund, Institutional Class, returned 8.60%, net of fees, compared to the 7.26% return of the benchmark, the Russell 2000® Value Index (the "Benchmark" or the "Index"). For the year, the Frontier Phocas Small Cap Value Fund, Institutional Class, returned 8.17%, net of fees, compared to 7.84% for the Index.

Portfolio Review and Strategy

The most significant outperforming sectors for the six-month period were Consumer Discretionary, Real Estate, and Financials. Within Consumer Discretionary, American Eagle rose 67%. We purchased this stock seeing that it was at multi-year lows along with many other apparel retailers. In their recent earnings release, management noted that sales rose 3% and earnings in the fourth quarter should be up 10%, higher than analysts had estimated. Given the steep valuation discount given to American Eagle, it was not surprising to see the stock's upswing. G-III, a licensor of 30 consumer brands, saw its stock run higher by 48%. G-III is seeing strong demand for its Tommy Hilfiger, Calvin Klein apparel, and the well-known Donna Karan brands. TopBuild, provider of insulation to builders, gained 43% as it is growing its "do it for me" service segment to the builders, a good growth area with better profit margins.

Within Real Estate, data center owner CoreSite Realty was up 12%, riding the year's technology wave. CoreSite's 20 data centers in eight regions are in large demand from enterprises wishing to have their technology run from a central location. Outperformance in this sector was further driven by a snapback in National Storage, a self-storage REIT that had underperformed earlier this year. Of other benefit, we were overweight the well performing hotel REITs, and underweight the poorly performing mortgage REIT group.

Financials turned in a solid performance relative to the Benchmark thanks to the Fund's insurance company performance. Heritage Insurance, up 60% from purchase, largely covers property and casualty losses in Florida. After Irma blew through Florida, fears were that the entire state would be decimated. When it became clear that it would miss the major metropolitan area of Miami, we initiated the position and the stock subsequently moved higher. Insurance rates are sure to increase, and Heritage Insurance is diversifying its business by moving into the Northeast via its acquisition of Narragansett Bay. CNO Financial Group, up 19%, finally saw its multiple expand after management ran into issues selling the company's long-term care book in 2016. Title insurer First American Financial moved higher by 27%, thanks to a strong title insurance market.

Energy and Health Care were the notable underperformers this period. Our underperformance in Energy was not due to underperforming stocks, but rather that we did not own the outperforming coal companies and the land-based energy drilling companies. We believe that coal companies continue to face declining demand despite the Trump administration's statements to the contrary. With oil prices at near-term highs, demand for land-based drilling has risen which has favored these stocks. However, 2018 is likely to see the next stages of oil and gas extraction, including pumping and extraction, two areas that we believe will be in much greater demand in 2018. The weak performance in Health Care was entirely due to our sizable underweight in the biotechnology stocks. Biotechnology was a big winner in the period as investors plowed into the group believing cures for certain cancers may soon be within reach. Most of these companies have little, if any, revenues and no earnings, so we find it difficult to invest in just the possibilities that the science will pay off.

We continue to sell highly appreciated positions as well as under-performing names that remain fundamentally challenged. We also continue to reinvest in lower valued names. Positioning the portfolio for 2018, we added to existing Energy positions Callon Petroleum and Ring Energy, in the belief that higher oil prices are not being reflected in these stocks. Dime Community Bancshares, Union

Bankshares, and Chemical Financial are three new banks in the portfolio, each of which has significant positive changes in the management team and strategy. We sold Heritage Financial and Boston Private Financial Holdings, while reducing our exposure to IBERIABANK, Pacific Premier Bancorp, and United Community Banks to make way for these purchases. In the Technology sector, we sold or reduced three underperforming companies Web.com Group, Brooks Automation, and NCR. With the proceeds, we purchased Nuance Communications, maker of voice recognition software, as well as Syntel, a provider of information technology services to the financial and health care sectors. Despite fair valuations within the broader domestic small cap equity market, select stocks still appear to present attractive investment opportunities.

Thank you for your continued support.

William Schaff, CFA	Steve Block, CFA
Chief Executive Officer and Portfolio Manager	Portfolio Manager
Phocas Financial Corporation	Phocas Financial Corporation

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

Portfolio Total Return*

FOR PERIODS ENDED 12/31/17	FUND	INDEX
SIX MONTHS	8.60%	7.26%
ONE YEAR	8.17%	7.84%
FIVE YEAR AVERAGE ANNUAL	14.77%	13.01%
TEN YEAR AVERAGE ANNUAL	9.59%	8.17%

Institutional Class Expenses
GROSS EXPENSE RATIO	1.45%
NET EXPENSE RATIO	0.95%

This chart assumes an initial gross investment of $100,000 made on 12/31/07. Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of fee waivers, total return would be reduced. Effective October 8, 2010, Phocas Financial Corp. ("Phocas") became subadviser to the Fund and Frontegra Asset Management, Inc. became adviser to the Fund. Prior to October 8, 2010, Phocas served as adviser to the Fund. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

Frontegra Asset Management, Inc. has contractually agreed through October 31, 2019, to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.95% of the Fund's average daily net assets. The expense ratios presented are based on the annualized expense ratios as reported in the Fund's current prospectus, which may differ from the expense ratios presented in the Fund's financial highlights.

* The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The above graph relates to Institutional Class shares of the Fund. Performance for Service Class shares will vary from the performance of the Institutional Class shares shown above due to differences in expenses.

Frontier Funds

EXPENSE EXAMPLE

December 31, 2017 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other fund expenses. Although the Funds charge no sales loads, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. If you request that a redemption be made by wire transfer, currently the Funds' transfer agent charges a $15.00 fee. A redemption fee of 2.00% of the then current value of the shares redeemed may be imposed on certain redemptions of shares made within 30 days of purchase for the Frontier MFG Global Equity, Frontier MFG Global Plus and Frontier MFG Core Infrastructure Funds.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/17 – 12/31/17).

Actual Expenses

The first line of the table on the following page for each Fund provides information about actual account values and actual expenses. The Example includes management fees, registration fees, fee waivers/reimbursements and other expenses. However, the Example does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each Fund provides information about hypothetical account values and hypothetical expenses based on each of the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

Frontier Funds

EXPENSE EXAMPLE (continued)

December 31, 2017 (Unaudited)

	Beginning Account Value 7/1/2017	Ending Account Value 12/31/2017	Annualized Expense Ratio*	Expenses Paid During the Period*
MFG Global Equity Fund
Actual Fund Return	$1,000.00	$1,105.60	0.80%	$4.25
Hypothetical 5% Return	$1,000.00	$1,021.17	0.80%	$4.08
MFG Global Plus Fund – Institutional Class
Actual Fund Return	$1,000.00	$1,101.80	0.80%	$4.24
Hypothetical 5% Return	$1,000.00	$1,021.17	0.80%	$4.08
MFG Global Plus Fund – Service Class
Actual Fund Return	$1,000.00	$1,100.80	0.90%	$4.77
Hypothetical 5% Return	$1,000.00	$1,020.67	0.90%	$4.58
MFG Core Infrastructure Fund – Institutional Class
Actual Fund Return	$1,000.00	$1,043.60	0.70%	$3.61
Hypothetical 5% Return	$1,000.00	$1,021.68	0.70%	$3.57
MFG Core Infrastructure Fund – Service Class
Actual Fund Return	$1,000.00	$1,042.50	0.80%	$4.12
Hypothetical 5% Return	$1,000.00	$1,021.17	0.80%	$4.08
Timpani Small Cap Growth Fund – Institutional Class
Actual Fund Return	$1,000.00	$1,144.10	1.10%	$5.94
Hypothetical 5% Return	$1,000.00	$1,019.66	1.10%	$5.60
Timpani Small Cap Growth Fund – Class Y
Actual Fund Return	$1,000.00	$1,142.40	1.50%	$8.10
Hypothetical 5% Return	$1,000.00	$1,017.64	1.50%	$7.63
Timpani Small Cap Growth Fund – Service Class
Actual Fund Return	$1,000.00	$1,144.10	1.19%	$6.43
Hypothetical 5% Return	$1,000.00	$1,019.21	1.19%	$6.06

*  Expenses are equal to each Fund's annualized expense ratio indicated above, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Frontier Funds

EXPENSE EXAMPLE (continued)

December 31, 2017 (Unaudited)

	Beginning Account Value 7/1/2017	Ending Account Value 12/31/2017	Annualized Expense Ratio*	Expenses Paid During the Period*
Phocas Small Cap Value Fund – Institutional Class
Actual Fund Return	$1,000.00	$1,086.00	0.95%	$4.99
Hypothetical 5% Return	$1,000.00	$1,020.42	0.95%	$4.84
Phocas Small Cap Value Fund – Service Class
Actual Fund Return	$1,000.00	$1,085.00	0.95%	$4.99
Hypothetical 5% Return	$1,000.00	$1,020.42	0.95%	$4.84

*  Expenses are equal to each Fund's annualized expense ratio indicated above, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Frontier MFG Global Equity Fund

SCHEDULE OF INVESTMENTS

December 31, 2017 (Unaudited)

Number of Shares		Value
COMMON STOCKS 90.1%
	France 2.0%
275,328	Sanofi	$23,735,742.00
	Switzerland 6.8%
489,032	Nestle SA	42,055,397
475,032	Novartis AG	40,168,953
		82,224,350
	United Kingdom 4.1%
18,904,474	Lloyds Banking Group PLC	17,371,513
11,212,581	Tesco PLC	31,677,593
		49,049,106
	United States 77.2%
9,233	Alphabet, Inc. - Class A (a)	9,726,042
66,984	Alphabet, Inc. - Class C (a)	70,092,069
534,744	Apple, Inc.	90,494,727
222,615	Costco Wholesale Corp.	41,433,104
346,474	Crown Castle International Corp.	38,462,079
1,219,286	eBay, Inc. (a)	46,015,854
420,286	Facebook, Inc. - Class A (a)	74,163,668
527,176	HCA Holdings, Inc. (a)	46,307,140
786,890	Lowe's Companies, Inc.	73,133,557
270,793	MasterCard, Inc. - Class A	40,987,228
244,982	McDonald's Corp.	42,166,302
595,376	Microsoft Corp.	50,928,463
874,399	Oracle Corp.	41,341,585
999,808	Starbucks Corp.	57,418,973
677,244	The Kraft Heinz Co.	52,662,493
533,973	Visa, Inc. - Class A	60,883,601
796,003	Wells Fargo & Co.	48,293,502
512,682	Yum! Brands, Inc.	41,839,978
		926,350,365
	Total Common Stocks
	(Cost $764,419,599)	1,081,359,563
Number of Shares		Value
SHORT-TERM INVESTMENTS 9.4%
	Investment Company 9.4%
113,384,172	Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class, 1.20%	$113,384,172
	Total Short-Term Investments
	(Cost $113,384,172)	113,384,172
	Total Investments 99.5%
	(Cost $877,803,771)	1,194,743,735
	Other Assets in Excess of Liabilities 0.5%	5,910,063
	TOTAL NET ASSETS 100.0%	$1,200,653,798

(a)  Non-Income Producing.

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Information Technology	40.4%
Consumer Discretionary	17.9
Consumer Staples	14.0
Health Care	9.2
Financials	5.4
Real Estate	3.2
Total Common Stocks	90.1
Total Short-Term Investments	9.4
Total Investments	99.5
Other Assets in Excess of Liabilities	0.5
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontier MFG Global Plus Fund

SCHEDULE OF INVESTMENTS

December 31, 2017 (Unaudited)

Number of Shares		Value
COMMON STOCKS 76.2%
	France 1.7%
100,365	Sanofi	$8,652,363
	Switzerland 6.0%
178,986	Nestle SA	15,392,300
172,921	Novartis AG	14,622,290
		30,014,590
	United Kingdom 1.3%
6,918,242	Lloyds Banking Group PLC	6,357,243
	United States 67.2%
3,289	Alphabet, Inc. - Class A (a)	3,464,633
24,435	Alphabet, Inc. - Class C (a)	25,568,784
190,084	Apple, Inc.	32,167,915
79,687	Costco Wholesale Corp.	14,831,344
126,456	Crown Castle International Corp.	14,037,881
436,974	eBay, Inc. (a)	16,491,399
153,243	Facebook, Inc. - Class A (a)	27,041,260
192,957	HCA Holdings, Inc. (a)	16,949,343
286,644	Lowe's Companies, Inc.	26,640,693
99,060	MasterCard, Inc. - Class A	14,993,722
87,666	McDonald's Corp.	15,089,072
215,640	Microsoft Corp.	18,445,846
320,195	Oracle Corp.	15,138,819
364,616	Starbucks Corp.	20,939,897
247,617	The Kraft Heinz Co.	19,254,698
195,000	Visa, Inc. - Class A	22,233,900
291,472	Wells Fargo & Co.	17,683,606
187,596	Yum! Brands, Inc.	15,309,709
		336,282,521
	Total Common Stocks
	(Cost $317,864,850)	381,306,717
Number of Shares		Value
SHORT-TERM INVESTMENTS 8.7%
	Investment Company 8.7%
43,315,043	Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class, 1.20%	$43,315,043
	Total Short-Term Investments
	(Cost $43,315,043)	43,315,043
	Total Investments 84.9%
	(Cost $361,179,893)	424,621,760
	Other Assets in Excess of Liabilities 15.1%	75,436,395
	TOTAL NET ASSETS 100.0%	$500,058,155

(a)  Non-Income Producing.

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Information Technology	35.1%
Consumer Discretionary	15.6
Consumer Staples	9.9
Health Care	8.0
Financials	4.8
Real Estate	2.8
Total Common Stocks	76.2
Total Short-Term Investments	8.7
Total Investments	84.9
Other Assets in Excess of Liabilities	15.1
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontier MFG Core Infrastructure Fund

SCHEDULE OF INVESTMENTS

December 31, 2017 (Unaudited)

Number of Shares		Value
COMMON STOCKS 94.2%
	Australia 7.4%
458,298	APA Group	$2,978,701
1,477,935	AusNet Services	2,081,452
266,500	Macquarie Atlas Roads Group	1,307,922
635,485	Spark Infrastructure Group	1,244,552
912,958	Sydney Airport	5,021,967
866,559	Transurban Group	8,404,332
		21,038,926
	Canada 11.7%
79,152	Canadian Utilities Ltd. - Class A	2,355,669
87,253	Emera, Inc.	3,261,055
226,151	Enbridge, Inc.	8,844,537
168,811	Fortis, Inc.	6,192,423
241,620	Hydro One Ltd.	4,305,718
170,045	TransCanada Corp.	8,276,335
12,902	Valener, Inc.	233,098
		33,468,835
	France 3.7%
40,154	Aeroports de Paris	7,636,313
223,843	Groupe Eurotunnel SE	2,879,148
		10,515,461
	Germany 1.5%
38,031	Fraport AG Frankfurt Airport Services Worldwide	4,191,697
	Hong Kong 2.6%
862,928	Power Assets Holdings Ltd.	7,284,167
	Italy 8.7%
268,569	Atlantia SpA	8,481,398
204,685	Enav SpA	1,107,613
305,714	Italgas SpA	1,867,062
1,420,628	Snam SpA	6,954,505
85,969	Societa Iniziative Autostradali e Servizi SpA	1,600,882
815,694	Terna Rete Elettrica Nazionale SpA	4,740,859
		24,752,319
Number of Shares		Value
	Mexico 1.6%
136,190	Grupo Aeroportuario del Centro Norte SAB de CV	$705,868
180,300	Grupo Aeroportuario del Pacifico SAB de CV - Class B	1,852,287
104,756	Grupo Aeroportuario del Sureste SAB de CV - Class B	1,910,835
		4,468,990
	Netherlands 0.8%
55,291	Koninklijke Vopak NV	2,426,080
	New Zealand 1.1%
488,971	Auckland International Airport Ltd.	2,245,544
376,359	Vector Ltd.	925,541
		3,171,085
	Spain 9.6%
384,536	Abertis Infraestructuras SA	8,558,676
43,253	Aena SA	8,770,586
94,305	Cellnex Telecom SAU	2,415,785
98,190	Enagas SA	2,812,194
219,580	Red Electrica Corp SA	4,929,379
		27,486,620
	Switzerland 1.0%
12,626	Flughafen Zuerich AG	2,888,127
	United Kingdom 5.6%
717,039	National Grid PLC	8,471,915
157,157	Pennon Group PLC	1,661,409
97,064	Severn Trent PLC	2,833,316
280,343	United Utilities Group PLC	3,139,693
		16,106,333
	United States 38.9%
9,501	ALLETE, Inc.	706,494
46,786	Alliant Energy Corp.	1,993,551
49,100	Ameren Corp.	2,896,409
81,639	American Electric Power Co., Inc.	6,006,181
5,066	American States Water Co.	293,372

The accompanying notes are an integral part of these financial statements.

Frontier MFG Core Infrastructure Fund

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017 (Unaudited)

Number of Shares		Value
COMMON STOCKS 94.2% (continued)
	United States 38.9% (continued)
44,196	American Tower Corp.	$6,305,443
36,096	American Water Works Co., Inc.	3,302,423
31,229	Aqua America, Inc.	1,225,114
20,291	Atmos Energy Corp.	1,742,794
12,113	Avista Corp.	623,698
9,397	Black Hills Corp.	564,854
8,779	California Water Service Group	398,128
57,083	CMS Energy Corp.	2,700,026
62,747	Consolidated Edison, Inc.	5,330,358
54,809	Crown Castle International Corp.	6,084,347
76,506	Dominion Resources, Inc.	6,201,576
36,302	DTE Energy Co.	3,973,617
73,193	Duke Energy Corp.	6,156,263
65,932	Edison International	4,169,540
5,972	El Paso Electric Co.	330,550
64,126	Eversource Energy	4,051,481
37,879	Great Plains Energy, Inc.	1,221,219
8,867	IDACORP, Inc.	810,089
7,850	InfraREIT, Inc.	145,853
68,151	NiSource, Inc.	1,749,436
4,041	Northwest Natural Gas Co.	241,046
9,833	NorthWestern Corp.	587,030
9,725	ONE Gas, Inc.	712,454
102,529	PG&E Corp.	4,596,375
22,610	Pinnacle West Capital Corp.	1,925,920
16,118	PNM Resources, Inc.	651,973
15,664	Portland General Electric Co.	713,965
139,252	PPL Corp.	4,309,849
23,786	SBA Communications Corp. (a)	3,885,681
25,150	SCANA Corp.	1,000,467
50,809	Sempra Energy	5,432,498
4,152	SJW Corp.	265,022
8,362	Southwest Gas Corp.	672,974
8,487	Spire, Inc.	637,798
124,675	The Southern Co.	5,995,621
63,861	WEC Energy Group, Inc.	4,242,286
24,982	Westar Energy, Inc.	1,319,050
Number of Shares		Value
	United States 38.9% (continued)
102,753	Xcel Energy, Inc.	$4,943,447
		111,116,272
	Total Common Stocks
	(Cost $230,735,756)	268,914,912
CLOSED-END FUNDS 1.2%
	Guernsey 0.2%
397,981	John Laing Infrastructure Fund Ltd.	661,994
	United Kingdom 1.0%
721,451	HICL Infrastructure Co. Ltd.	1,540,971.00
551,163	International Public Partnerships Ltd.	1,166,085
		2,707,056
	Total Closed-End Funds
	(Cost $3,448,907)	3,369,050
SHORT-TERM INVESTMENTS 1.8%
	Investment Company 1.8%
5,022,011	Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class, 1.20%	5,022,011
	Total Short-Term Investments
	(Cost $5,022,011)	5,022,011
	Total Investments 97.2%
	(Cost $239,206,674)	277,305,973
	Other Assets in Excess of Liabilities 2.8%	8,046,726
	TOTAL NET ASSETS 100.0%	$285,352,699

(a)  Non-Income Producing.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Core Infrastructure Fund

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017 (Unaudited)

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Integrated Power	27.5%
Transmission & Distribution	16.6
Airports	12.7
Toll Roads	10.9
Energy Infrastructure	7.9
Gas Utilities	7.5
Communications	6.5
Water Utilities	4.6
Total Common Stocks	94.2
Social	1.2
Total Closed-End Funds	1.2
Total Short-Term Investments	1.8
Total Investments	97.2
Other Assets in Excess of Liabilities	2.8
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontier Timpani Small Cap Growth Fund

SCHEDULE OF INVESTMENTS

December 31, 2017 (Unaudited)

Number of Shares		Value
COMMON STOCKS 99.9%
	Consumer Discretionary 21.0%
10,247	2U, Inc. (a)	$661,034
17,451	Canada Goose Holdings, Inc. (a)	550,754
17,011	Central Garden & Pet Co. (a)	662,068
8,099	Century Communities, Inc. (a)	251,879
89,635	Chegg, Inc. (a)	1,462,843
8,480	Floor & Decor Holdings, Inc. - Class A (a)	412,807
10,429	Fox Factory Holding Corp. (a)	405,167
10,316	Grand Canyon Education, Inc. (a)	923,591
9,427	Guess?, Inc.	159,128
4,894	Instructure, Inc. (a)	161,991
19,599	Meritor, Inc. (a)	459,793
3,205	Michael Kors Holdings Ltd. (a)	201,755
3,356	Nutrisystem, Inc.	176,526
13,518	Ollie's Bargain Outlet Holdings, Inc. (a)	719,833
34,160	Planet Fitness, Inc. - Class A (a)	1,182,961
6,002	SiteOne Landscape Supply, Inc. (a)	460,353
9,194	Skechers U.S.A., Inc. - Class A (a)	347,901
6,490	The Children's Place, Inc.	943,321
5,892	Visteon Corp. (a)	737,325
9,300	Wingstop, Inc.	362,514
31,446	ZAGG, Inc. (a)	580,179
		11,823,723
	Consumer Staples 0.5%
13,768	Freshpet, Inc. (a)	260,903
20,958	New Age Beverages Corp. (a)	45,479
		306,382
	Energy 0.6%
6,820	C&J Energy Services, Inc. (a)	228,265
4,107	Solaris Oilfield Infrastructure, Inc. - Class A (a)	87,931
		316,196
Number of Shares		Value
	Financial Services 6.7%
22,567	Green Dot Corp. - Class A (a)	$1,359,887
4,152	LendingTree, Inc. (a)	1,413,548
5,546	LPL Financial Holdings, Inc.	316,899
6,194	Preferred Bank	364,083
9,552	Square, Inc. - Class A (a)	331,168
		3,785,585
	Health Care 18.4%
11,816	Addus HomeCare Corp. (a)	411,197
12,059	Alkermes PLC (a)	659,989
21,768	AxoGen, Inc. (a)	616,035
32,980	Corcept Therapeutics, Inc. (a)	595,619
31,432	Halozyme Therapeutics, Inc. (a)	636,812
1,462	Heska Corp. (a)	117,267
5,209	Inogen, Inc. (a)	620,288
4,544	Ligand Pharmaceuticals, Inc. (a)	622,210
33,916	Merit Medical Systems, Inc. (a)	1,465,171
16,236	Neos Therapeutics, Inc. (a)	165,607
16,898	Omnicell, Inc. (a)	819,553
6,819	Penumbra, Inc. (a)	641,668
12,234	PRA Health Sciences, Inc. (a)	1,114,150
9,087	Supernus Pharmaceuticals, Inc. (a)	362,117
29,239	Tactile Systems Technology, Inc. (a)	847,346
9,568	Tivity Health, Inc. (a)	349,710
11,315	Vocera Communications, Inc. (a)	341,939
		10,386,678
	Materials & Processing 7.8%
26,353	BMC Stock Holdings, Inc. (a)	666,731
22,482	Builders FirstSource, Inc. (a)	489,883
10,014	Ingevity Corp. (a)	705,686
15,024	Installed Building Products, Inc. (a)	1,141,073
17,595	PGT Innovations, Inc. (a)	296,476
2,903	RBC Bearings, Inc. (a)	366,939
16,833	Summit Materials, Inc. - Class A (a)	529,229
2,749	U.S. Concrete, Inc. (a)	229,954
		4,425,971

The accompanying notes are an integral part of these financial statements.

Frontier Timpani Small Cap Growth Fund

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017 (Unaudited)

Number of Shares		Value
COMMON STOCKS 99.9% (continued)
	Producer Durables 16.6%
6,544	Advanced Energy Industries, Inc. (a)	$441,589
18,909	Air Transport Services Group, Inc. (a)	437,554
1,778	HEICO Corp.	167,754
5,175	John Bean Technologies Corp.	573,390
26,912	Knight-Swift Transportation Holdings, Inc.	1,176,593
19,191	MasTec, Inc. (a)	939,400
2,220	MSC Industrial Direct Co, Inc. - Class A	214,585
9,468	NV5 Global, Inc. (a)	512,692
9,235	Old Dominion Freight Line, Inc.	1,214,864
17,445	Quanta Services, Inc. (a)	682,274
14,136	Saia, Inc. (a)	1,000,122
12,753	Schneider National, Inc. - Class B	364,226
27,115	Spartan Motors, Inc.	427,061
14,177	Triton International Ltd.	530,929
17,567	WNS Holdings Ltd. - ADR (a)	704,964
		9,387,997
	Technology 26.8%
32,605	Adesto Technologies Corp. (a)	210,302
6,754	Alarm.com Holdings, Inc. (a)	254,963
21,675	Apptio, Inc. - Class A (a)	509,796
26,665	Asure Software, Inc. (a)	376,510
11,006	BlackLine, Inc. (a)	360,997
26,833	Carbonite, Inc. (a)	673,508
7,269	CEVA, Inc. (a)	335,464
1,898	Coherent, Inc. (a)	535,654
6,493	Coupa Software, Inc. (a)	202,712
22,063	Diodes, Inc. (a)	632,546
15,169	Everbridge, Inc. (a)	450,823
41,885	Five9, Inc. (a)	1,042,099
47,249	Groupon, Inc. (a)	240,970
10,460	GTT Communications, Inc. (a)	491,097
Number of Shares		Value
	Technology 26.8% (continued)
5,686	LogMeIn, Inc.	$651,047
20,529	MagnaChip Semiconductor Corp. (a)	204,264
6,651	Mercury Systems, Inc. (a)	341,529
29,009	Mimecast Ltd. (a)	831,688
15,138	Nutanix, Inc. - Class A (a)	534,069
9,252	Orbotech Ltd. (a)	464,820
6,486	Q2 Holdings, Inc. (a)	239,009
15,258	RADCOM Ltd. (a)	302,871
27,111	RealPage, Inc. (a)	1,201,017
17,849	RingCentral, Inc. - Class A (a)	863,892
4,163	Rogers Corp. (a)	674,073
19,530	ShotSpotter, Inc. (a)	274,396
88,262	USA Technologies, Inc. (a)	860,555
27,822	Varonis Systems, Inc. (a)	1,350,758
		15,111,429
	Utilities 1.5%
36,984	Boingo Wireless, Inc. (a)	832,140
	Total Common Stocks
	(Cost $40,202,351)	56,376,101
SHORT-TERM INVESTMENTS 1.7%
	Investment Company 1.7%
955,761	Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class, 1.20%	955,761
	Total Short-Term Investments
	(Cost $955,761)	955,761
	Total Investments 101.6%
	(Cost $41,158,112)	57,331,862
	Liabilities in Excess of Other Assets (1.6)%	(896,006)
	TOTAL NET ASSETS 100.0%	$56,435,856

(a)  Non-Income Producing.

ADR - American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

Frontier Timpani Small Cap Growth Fund

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017 (Unaudited)

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Technology	26.8%
Consumer Discretionary	21.0
Health Care	18.4
Producer Durables	16.6
Materials & Processing	7.8
Financial Services	6.7
Utilities	1.5
Energy	0.6
Consumer Staples	0.5
Total Common Stocks	99.9
Total Short-Term Investments	1.7
Total Investments	101.6
Liabilities in Excess of Other Assets	(1.6)
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontier Phocas Small Cap Value Fund

SCHEDULE OF INVESTMENTS

December 31, 2017 (Unaudited)

Number of Shares		Value
COMMON STOCKS 97.6%
	Consumer Discretionary 12.4%
11,908	American Eagle Outfitters, Inc.	$223,870
19,038	Entercom Communications Corp. - Class A	205,610
24,504	Express, Inc. (a)	248,716
20,014	G-III Apparel Group Ltd. (a)	738,316
22,116	Modine Manufacturing Co. (a)	446,743
7,980	Nexstar Media Group, Inc. - Class A	624,036
7,884	Penske Automotive Group, Inc.	377,249
3,242	Red Robin Gourmet Burgers, Inc. (a)	182,849
16,290	Sinclair Broadcast Group, Inc. - Class A	616,577
9,053	TopBuild Corp. (a)	685,674
8,050	Tower International, Inc.	245,928
6,718	Wolverine World Wide, Inc.	214,170
		4,809,738
	Consumer Staples 1.7%
7,112	Snyder's-Lance, Inc.	356,169
4,274	USANA Health Sciences, Inc. (a)	316,490
		672,659
	Energy 5.5%
12,193	Basic Energy Services, Inc. (a)	286,170
34,250	Callon Petroleum Co. (a)	416,137
8,655	PDC Energy, Inc. (a)	446,079
4,229	Resolute Energy Corp. (a)	133,086
48,863	Ring Energy, Inc. (a)	679,196
20,344	Superior Energy Services, Inc. (a)	195,913
		2,156,581
	Financials 32.2%
10,400	Banner Corp.	573,248
9,940	Bryn Mawr Bank Corp.	439,348
10,494	Carolina Financial Corp.	389,852
23,217	CenterState Banks, Inc.	597,373
3,064	Chemical Financial Corp.	163,832
Number of Shares		Value
	Financials 32.2% (continued)
33,564	CNO Financial Group, Inc.	$828,695
11,519	Cowen, Inc. (a)	157,234
8,878	Dime Community Bancshares, Inc.	185,994
8,328	Enterprise Financial Services Corp.	376,009
39,366	F.N.B. Corp.	544,038
8,715	First American Financial Corp.	488,389
9,489	First Interstate BancSystem, Inc. - Class A	380,035
13,251	Franklin Financial Network, Inc. (a)	451,859
17,797	Green Bancorp, Inc. (a)	361,279
8,189	Guaranty Bancorp	226,426
5,852	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	140,799
3,611	Heartland Financial USA, Inc.	193,730
14,491	Heritage Insurance Holdings, Inc.	261,128
18,739	Hope Bancorp, Inc.	341,987
5,030	IBERIABANK Corp.	389,825
9,206	LegacyTexas Financial Group, Inc.	388,585
12,804	OneMain Holdings, Inc. (a)	332,776
9,738	Pacific Premier Bancorp, Inc. (a)	389,520
8,959	Preferred Bank	526,610
3,169	Primerica, Inc.	321,812
7,622	Selective Insurance Group, Inc.	447,411
15,633	State Bank Financial Corp.	466,489
3,422	Stifel Financial Corp.	203,814
11,692	Triumph Bancorp, Inc. (a)	368,298
18,484	Umpqua Holdings Corp.	384,467
5,111	Union Bankshares Corp.	184,865
16,469	United Community Banks, Inc.	463,438
6,710	Wintrust Financial Corp.	552,703
		12,521,868
	Health Care 3.7%
22,925	Diplomat Pharmacy, Inc. (a)	460,105
7,831	Halyard Health, Inc. (a)	361,636
4,779	Natus Medical, Inc. (a)	182,558

The accompanying notes are an integral part of these financial statements.

Frontier Phocas Small Cap Value Fund

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017 (Unaudited)

Number of Shares		Value
COMMON STOCKS 97.6% (continued)
	Health Care 3.7% (continued)
17,241	NeoGenomics, Inc. (a)	$152,755
50,170	Progenics Pharmaceuticals, Inc. (a)	298,512
		1,455,566
	Industrials 12.9%
4,771	ABM Industries, Inc.	179,962
5,776	Astec Industries, Inc.	337,896
6,317	Atlas Air Worldwide Holdings, Inc. (a)	370,492
31,239	CBIZ, Inc. (a)	482,642
5,097	Columbus McKinnon Corp.	203,778
3,857	Deluxe Corp.	296,372
4,293	EMCOR Group, Inc.	350,953
3,329	Forward Air Corp.	191,218
12,329	Gibraltar Industries, Inc. (a)	406,857
5,724	Kadant, Inc.	574,690
7,109	MYR Group, Inc. (a)	254,005
3,845	On Assignment, Inc. (a)	247,118
9,762	SkyWest, Inc.	518,362
8,366	Tetra Tech, Inc.	402,823
3,849	The Timken Company	189,178
		5,006,346
	Information Technology 9.8%
2,853	CACI International, Inc. - Class A (a)	377,595
2,629	Cass Information Systems, Inc.	153,034
11,895	Conduent, Inc. (a)	192,223
31,455	Cypress Semiconductor Corp.	479,374
9,923	Finisar Corp. (a)	201,933
6,370	MKS Instruments, Inc.	601,965
5,117	NCR Corp. (a)	173,927
11,538	Nuance Communications, Inc. (a)	188,646
15,349	Photronics, Inc. (a)	130,850
3,272	Plexus Corp. (a)	198,676
6,235	Progress Software Corp.	265,424
7,904	Syntel, Inc. (a)	181,713
Number of Shares		Value
	Information Technology 9.8% (continued)
3,749	Tech Data Corp. (a)	$367,289
6,727	Verint Systems, Inc. (a)	281,525
		3,794,174
	Materials 5.4%
21,135	Ferro Corp. (a)	498,575
5,145	HB Fuller Co.	277,161
2,925	Kaiser Aluminum Corp.	312,536
16,367	KapStone Paper and Packaging Corp.	371,367
9,214	Materion Corp.	447,801
12,626	TimkenSteel Corp. (a)	191,789
		2,099,229
	Real Estate 9.0%
11,054	Acadia Realty Trust	302,437
8,539	Chatham Lodging Trust	194,348
3,410	CoreSite Realty Corp.	388,399
4,487	Education Realty Trust, Inc.	156,686
10,611	Hudson Pacific Properties, Inc.	363,427
35,617	Independence Realty Trust, Inc.	359,376
14,609	National Storage Affiliates Trust	398,241
13,812	NorthStar Realty Europe Corp.	185,495
10,043	Pebblebrook Hotel Trust	373,298
15,692	Rexford Industrial Realty, Inc.	457,579
17,587	Sabra Health Care REIT, Inc.	330,108
		3,509,394
	Utilities 5.0%
3,678	Black Hills Corp.	221,085
5,107	Chesapeake Utilities Corp.	401,155
4,131	IDACORP, Inc.	377,408
2,602	New Jersey Resources Corp.	104,600
5,437	Portland General Electric Co.	247,818
9,335	South Jersey Industries, Inc.	291,532
3,968	Spire, Inc.	298,195
		1,941,793
	Total Common Stocks
	(Cost $29,328,611)	37,967,348

The accompanying notes are an integral part of these financial statements.

Frontier Phocas Small Cap Value Fund

SCHEDULE OF INVESTMENTS (continued)

December 31, 2017 (Unaudited)

Number of Shares		Value
SHORT-TERM INVESTMENTS 6.4%
	Investment Company 6.4%
2,500,304	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 1.20%	$2,500,304
	Total Short-Term Investments
	(Cost $2,500,304)	2,500,304
	Total Investments 104.0%
	(Cost $31,828,915)	40,467,652
	Liabilities in Excess of Other Assets (4.0)%	(1,576,205)
	TOTAL NET ASSETS 100.0%	$38,891,447

(a)  Non-Income Producing.

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Financials	32.2%
Industrials	12.9
Consumer Discretionary	12.4
Information Technology	9.8
Real Estate	9.0
Energy	5.5
Materials	5.4
Utilities	5.0
Health Care	3.7
Consumer Staples	1.7
Total Common Stocks	97.6
Total Short-Term Investments	6.4
Total Investments	104.0
Liabilities in Excess of Other Assets	(4.0)
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017 (Unaudited)

	MFG Global Equity Fund	MFG Global Plus Fund	MFG Core Infrastructure Fund
ASSETS:
Investments at cost	$877,803,771	$361,179,893	$239,206,674
Foreign currency at cost	$31,501	$28,668	$686,744
Investments at value	$1,194,743,735	$424,621,760	$277,305,973
Foreign currency at value	31,847	29,049	692,717
Receivable for investments sold	5,312,845	146,887	28,978
Receivable for Fund shares sold	55,744	75,372,352	6,454,439
Interest and dividends receivable	1,353,593	193,747	1,016,009
Prepaid expenses and other assets	33,491	22,856	23,216
Total assets	1,201,531,255	500,386,651	285,521,332
LIABILITIES:
Payable to Directors	3,001	3,001	3,001
Payable to Adviser	778,373	264,659	136,391
Accrued shareholder servicing fees	—	19,468	678
Accrued expenses	96,083	41,368	28,563
Total liabilities	877,457	328,496	168,633
Net Assets	$1,200,653,798	$500,058,155	$285,352,699
NET ASSETS CONSIST OF:
Paid in capital	$894,510,482	$436,114,935	$248,439,058
Undistributed net investment income	70,195	25,463	44,879
Accumulated undistributed net realized gain (loss)	(10,866,735)	466,792	(1,247,667)
Net unrealized appreciation/depreciation on:
Investments	316,939,964	63,441,867	38,099,299
Foreign currency	(108)	9,098	17,130
Net Assets	$1,200,653,798	$500,058,155	$285,352,699
CAPITAL STOCK, $0.01 PAR VALUE		Institutional Class	Institutional Class
Net Assets	$1,200,653,798	$420,833,206	$279,388,226
Authorized	100,000,000	100,000,000	50,000,000
Issued and Outstanding	65,377,151	33,964,503	17,195,344
Net Asset Value, Redemption Price and Offering Price Per Share	$18.37	$12.39	$16.25
CAPITAL STOCK, $0.01 PAR VALUE		Service Class	Service Class
Net Assets		$79,224,949	$5,964,473
Authorized		50,000,000	50,000,000
Issued and Outstanding		6,393,944	366,973
Net Asset Value, Redemption Price and Offering Price Per Share		$12.39	$16.25

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF ASSETS AND LIABILITIES (continued)

December 31, 2017 (Unaudited)

	Timpani Small Cap Growth Fund	Phocas Small Cap Value Fund
ASSETS:
Investments at cost	$41,158,112	$31,828,915
Investments at value	$57,331,862	$40,467,652
Receivable for investments sold	128,121	307,253
Receivable for Fund shares sold	79,794	15,896
Interest and dividends receivable	6,533	37,553
Prepaid expenses and other assets	14,199	18,662
Total assets	57,560,509	40,847,016
LIABILITIES:
Payable for investments purchased	920,107	181,806
Payable for Fund shares redeemed	139,453	1,721,035
Payable to Directors	3,001	3,001
Payable to Adviser	35,660	18,295
Accrued distribution and shareholder servicing fees	1,845	—
Accrued expenses	24,587	31,432
Total liabilities	1,124,653	1,955,569
Net Assets	$56,435,856	$38,891,447
NET ASSETS CONSIST OF:
Paid in capital	$40,627,986	$26,619,633
Undistributed net investment income (loss)	(486,749)	18,135
Accumulated undistributed net realized gain	120,869	3,614,942
Net unrealized appreciation on investments	16,173,750	8,638,737
Net Assets	$56,435,856	$38,891,447
CAPITAL STOCK, $0.01 PAR VALUE	Institutional Class	Institutional Class
Net Assets	$52,024,011	$38,891,323
Authorized	50,000,000	100,000,000
Issued and Outstanding	2,419,064	1,002,406
Net Asset Value, Redemption Price and Offering Price Per Share	$21.51	$38.80
CAPITAL STOCK, $0.01 PAR VALUE	Class Y
Net Assets	$4,215,980
Authorized	50,000,000
Issued and Outstanding	199,092
Net Asset Value, Redemption Price and Offering Price Per Share	$21.18
CAPITAL STOCK, $0.01 PAR VALUE	Service Class	Service Class
Net Assets	$195,865	$124
Authorized	50,000,000	50,000,000
Issued and Outstanding	9,109	3
Net Asset Value, Redemption Price and Offering Price Per Share	$21.50	$38.70 (1)

(1)  Net Asset Value is calculated using unrounded net assets and shares outstanding.

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF OPERATIONS

For the Six Months Ended December 31, 2017 (Unaudited)

	MFG Global Equity Fund	MFG Global Plus Fund	MFG Core Infrastructure Fund
INVESTMENT INCOME:
Dividend income	$6,885,074	$2,397,459	$4,526,162	(1)
Interest income	555,663	195,935	31,503
Total investment income	7,440,737	2,593,394	4,557,665
EXPENSES:
Investment advisory fees	4,736,560	1,633,601	944,376
Fund administration and accounting fees	125,718	49,310	42,576
Custody fees	50,546	23,047	30,818
Transfer agent fees	15,296	11,112	10,977
Directors' fees and related expenses	13,715	13,715	13,715
Federal and state registration fees	12,375	16,702	14,877
Audit fees	8,948	8,945	8,859
Legal fees	8,626	8,587	10,513
Reports to shareholders	6,799	3,335	4,268
Shareholder servicing fees	—	42,061	2,216
Other	24,320	8,026	9,472
Total expenses before waiver	5,002,903	1,818,441	1,092,667
Waiver of expenses by Adviser	(266,343)	(142,779)	(146,075)
Net expenses	4,736,560	1,675,662	946,592
Net Investment Income	2,704,177	917,732	3,611,073
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	31,101,368	7,904,005	93,965
Foreign currency transactions	(6,292)	6,196	12,933
Change in net unrealized appreciation/depreciation on:
Investments	84,776,379	30,688,425	7,408,209
Foreign currency transactions	(5,751)	2,108	1,218
Net Realized and Unrealized Gain on Investments	115,865,704	38,600,734	7,516,325
Net Increase in Net Assets Resulting from Operations	$118,569,881	$39,518,466	$11,127,398

(1)  Net of $240,830 in foreign withholding taxes.

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF OPERATIONS (continued)

For the Six Months Ended December 31, 2017 (Unaudited)

	Timpani Small Cap Growth Fund	Phocas Small Cap Value Fund
INVESTMENT INCOME:
Dividend income	$23,109	$274,386
Interest income	4,479	5,161
Total investment income	27,588	279,547
EXPENSES:
Investment advisory fees	255,154	192,670
Federal and state registration fees	19,506	16,742
Fund administration and accounting fees	18,775	18,418
Transfer agent fees	14,494	9,492
Directors' fees and related expenses	13,715	13,715
Custody fees	8,894	7,188
Legal fees	8,456	9,713
Distribution and shareholder servicing fees	8,385	—
Audit fees	7,864	7,855
Reports to shareholders	4,648	5,554
Other	3,116	4,103
Total expenses before waiver	363,007	285,450
Waiver of expenses by Adviser	(73,952)	(102,414)
Net expenses	289,055	183,036
Net Investment Income (Loss)	(261,467)	96,511
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	2,865,817	5,085,017
Change in net unrealized appreciation on investments	4,249,219	474,569
Net Realized and Unrealized Gain on Investments	7,115,036	5,559,586
Net Increase in Net Assets Resulting from Operations	$6,853,569	$5,656,097

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF CHANGES IN NET ASSETS

	MFG Global Equity Fund		MFG Global Plus Fund
	For the Six Months Ended December 31, 2017 (Unaudited)	For the Year Ended June 30, 2017	For the Six Months Ended December 31, 2017 (Unaudited)	For the Year Ended June 30, 2017
OPERATIONS:
Net investment income	$2,704,177	$9,884,765	$917,732	$1,765,624
Net realized gain (loss) on:
Investments	31,101,368	17,985,225	7,904,005	(847,150)
Foreign currency transactions	(6,292)	13,341	6,196	11,932
Change in net unrealized appreciation/depreciation on:
Investments	84,776,379	170,335,609	30,688,425	33,462,289
Foreign currency transactions	(5,751)	53,301	2,108	7,695
Net increase in net assets resulting from operations	118,569,881	198,272,241	39,518,466	34,400,390
DISTRIBUTIONS PAID TO SHAREHOLDERS:
From net investment income:
Institutional Class	(9,290,907)	(9,428,431)	(2,143,460)	(139,634)
Service Class			(412,974)	(62,179)
From net realized gain on investments:
Institutional Class	(36,753,527)	(39,274,536)	(5,315,960)	(37,020)
Service Class			(1,211,349)	(18,277)
Net decrease in net assets resulting from distributions paid	(46,044,434)	(48,702,967)	(9,083,743)	(257,110)
CAPITAL SHARE TRANSACTIONS:
Shares sold:
Institutional Class	31,073,439	98,152,122	106,387,500	271,791,475
Service Class			4,817,787	74,184,960
Shares issued to holders in reinvestment of distributions:
Institutional Class	43,073,263	43,253,679	7,446,694	169,072
Service Class			1,525,665	57,773
Shares redeemed:
Institutional Class	(80,116,025)	(230,185,991)	(19,603,860)	(16,187,102)
Service Class			(14,848,912)	(12,534,699)
Redemption fees:
Institutional Class	68	598	—	—
Service Class			—	15
Net increase (decrease) in net assets resulting from capital share transactions	(5,969,255)	(88,779,592)	85,724,874	317,481,494
Total Increase in Net Assets	66,556,192	60,789,682	116,159,597	351,624,774
NET ASSETS:
Beginning of Period	1,134,097,606	1,073,307,924	383,898,558	32,273,784
End of Period	$1,200,653,798	$1,134,097,606	$500,058,155	$383,898,558
Undistributed net investment income	$70,195	$6,656,925	$25,463	$1,664,165
TRANSACTIONS IN SHARES:
Shares sold:
Institutional Class	1,675,772	6,093,506	8,637,819	25,516,402
Service Class			403,907	7,106,628
Shares issued to holders in reinvestment of distributions:
Institutional Class	2,325,770	2,788,761	595,736	16,431
Service Class			122,053	5,609
Shares redeemed:
Institutional Class	(4,367,567)	(14,446,327)	(1,606,245)	(1,442,248)
Service Class			(1,197,312)	(1,164,893)
Net increase (decrease) in shares outstanding	(366,025)	(5,564,060)	6,955,958	30,037,929

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	MFG Core Infrastructure Fund		Timpani Small Cap Growth Fund
	For the Six Months Ended December 31, 2017 (Unaudited)	For the Year Ended June 30, 2017	For the Six Months Ended December 31, 2017 (Unaudited)	For the Year Ended June 30, 2017
OPERATIONS:
Net investment income (loss)	$3,611,073	$6,289,254	$(261,467)	$(343,823)
Net realized gain (loss) on:
Investments	93,965	287,930	2,865,817	8,113,527
Foreign currency transactions	12,933	(30,933)	—	—
Change in net unrealized appreciation on:
Investments	7,408,209	5,445,033	4,249,219	3,970,394
Foreign currency transactions	1,218	38,565	—	—
Net increase in net assets resulting from operations	11,127,398	12,029,849	6,853,569	11,740,098
DISTRIBUTIONS PAID TO SHAREHOLDERS:
From net investment income:
Institutional Class	(4,421,627)	(5,686,075)	—	—
Service Class(1)	(81,691)	(35,825)	—	—
From net realized gain on investments:
Institutional Class	(41,708)	(358,342)	—	—
Service Class(1)	(903)	(188)	—	—
Net decrease in net assets resulting from distributions paid	(4,545,929)	(6,080,430)	—	—
CAPITAL SHARE TRANSACTIONS:
Shares sold:
Institutional Class	25,047,238	105,929,907	6,338,321	7,235,268
Class Y			399,812	644,887
Service Class(1)	3,022,517	2,960,141	187,021	100
Shares issued to holders in reinvestment of distributions:
Institutional Class	3,874,726	5,059,438	—	—
Service Class(1)	59,016	28,882	—	—
Shares redeemed:
Institutional Class	(7,203,927)	(73,769,006)	(4,442,161)	(26,881,349)
Class Y			(687,630)	(916,331)
Service Class(1)	(159,580)	(15,315)	—	—
Redemption fees:
Institutional Class	—	1,922	—	—
Service Class(1)	682	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	24,640,672	40,195,969	1,795,363	(19,917,425)
Total Increase (Decrease) in Net Assets	31,222,141	46,145,388	8,648,932	(8,177,327)
NET ASSETS:
Beginning of Period	254,130,558	207,985,170	47,786,924	55,964,251
End of Period	$285,352,699	$254,130,558	$56,435,856	$47,786,924
Undistributed net investment income (loss)	$44,879	$937,124	$(486,749)	$(225,282)
TRANSACTIONS IN SHARES:
Shares sold:
Institutional Class	1,538,818	6,946,015	311,153	439,861
Class Y			20,086	39,962
Service Class(1)	184,893	187,321	9,103	6
Shares issued to holders in reinvestment of distributions:
Institutional Class	239,030	333,193	—	—
Service Class(1)	3,635	1,809	—	—
Shares redeemed:
Institutional Class	(434,112)	(5,050,933)	(224,172)	(1,669,929)
Class Y			(34,229)	(57,099)
Service Class(1)	(9,726)	(959)	—	—
Net increase (decrease) in shares outstanding	1,522,538	2,416,446	81,941	(1,247,199)

(1)  MFG Core Infrastructure Fund Service Class and Timpani Small Cap Growth Fund Service Class commenced operations on July 15, 2016.

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Phocas Small Cap Value Fund
	For the Six Months Ended December 31, 2017 (Unaudited)	For the Year Ended June 30, 2017
OPERATIONS:
Net investment income	$96,511	$111,152
Net realized gain on investments	5,085,017	2,043,378
Change in net unrealized appreciation on investments	474,569	3,609,367
Net increase in net assets resulting from operations	5,656,097	5,763,897
DISTRIBUTIONS PAID TO SHAREHOLDERS:
From net investment income:
Institutional Class	(130,243)	(148,581)
Service Class(1)	— (2)	— (2)
From net realized gain on investments:
Institutional Class	(3,114,421)	—
Service Class(1)	(11)	—
Net decrease in net assets resulting from distributions paid	(3,244,675)	(148,581)
CAPITAL SHARE TRANSACTIONS:
Shares issued in the Reorganization:
Institutional Class(3)	26,157,119	—
Shares sold:
Institutional Class	193,172	6,140,605
Service Class(1)	—	100
Shares issued to holders in reinvestment of distributions:
Institutional Class	3,244,640	148,581
Service Class(1)	11	— (2)
Shares redeemed:
Institutional Class	(27,621,009)	(9,344,993)
Net increase (decrease) in net assets resulting from capital share transactions	1,973,933	(3,055,707)
Total Increase in Net Assets	4,385,355	2,559,609
NET ASSETS:
Beginning of Period	34,506,092	31,946,483
End of Period	$38,891,447	$34,506,092
Undistributed net investment income	$18,135	$51,867
TRANSACTIONS IN SHARES:
Shares issued in the Reorganization:
Institutional Class(3)	700,364	—
Shares sold:
Institutional Class	57,478	160,115
Service Class(1)	—	3
Shares issued to holders in reinvestment of distributions:
Institutional Class	88,444	3,694
Service Class(1)	— (4)	— (4)
Shares redeemed:
Institutional Class	(718,658)	(243,970)
Net increase (decrease) in shares outstanding	127,628	(80,158)

(1)  Phocas Small Cap Value Fund Service Class commenced operations on July 15, 2016.

(2)  Less than one dollar.

(3)  See Note 2(f) in Notes to Financial Statements.

(4)  Less than one share.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Global Equity Fund

FINANCIAL HIGHLIGHTS

	Six Months Ended December 31, 2017 (Unaudited)		Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013
Net Asset Value, Beginning of Period	$17.25		$15.05	$15.99	$15.33	$13.43	$10.81
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.04		0.15	0.14	0.10 (1)	0.19 (1)	0.17 (1)
Net realized and unrealized gain (loss) on investments	1.79		2.77	(0.48)	0.91	1.91	2.68
Total Income (Loss) from Investment Operations	1.83		2.92	(0.34)	1.01	2.10	2.85
LESS DISTRIBUTIONS:
From net investment income	(0.14)		(0.14)	(0.12)	(0.12)	(0.08)	(0.09)
From net realized gain on investments	(0.57)		(0.58)	(0.48)	(0.23)	(0.12)	(0.14)
Total Distributions	(0.71)		(0.72)	(0.60)	(0.35)	(0.20)	(0.23)
Redemption fees retained(2)	—		—	—	—	—	—
Net Asset Value, End of Period	$18.37		$17.25	$15.05	$15.99	$15.33	$13.43
Total Return	10.56	%(3)	19.96%	(2.19)%	6.72%	15.76%	26.68%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$1,200,654		$1,134,098	$1,073,308	$1,106,525	$791,043	$346,695
Ratio of expenses to average net assets
Before waivers and reimbursements	0.84	%(4)	0.85%	0.85%	0.86%	0.89%	0.97%
Net of waivers and reimbursements	0.80	%(4)	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income to average net assets
Before waivers and reimbursements	0.41	%(4)	0.85%	0.85%	0.56%	1.18%	1.17%
Net of waivers and reimbursements	0.45	%(4)	0.90%	0.90%	0.62%	1.27%	1.34%
Portfolio turnover rate	18	%(3)	30%	38%	69%	20%	31%

(1)  Per share net investment income has been calculated using the daily average share method.

(2)  Less than one cent per share.

(3)  Not annualized.

(4)  Annualized.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Global Plus Fund

FINANCIAL HIGHLIGHTS

	Institutional Class
	Six Months Ended December 31, 2017 (Unaudited)		Year Ended June 30, 2017	Year Ended June 30, 2016	Period Ended June 30, 2015(1)
Net Asset Value, Beginning of Period	$11.49		$9.59	$9.91	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.03		0.13 (2)	0.09 (2)	0.03
Net realized and unrealized gain (loss) on investments	1.14		1.79	(0.36)	(0.12)
Total Income (Loss) from Investment Operations	1.17		1.92	(0.27)	(0.09)
LESS DISTRIBUTIONS:
From net investment income	(0.08)		(0.02)	(0.05)	—
From net realized gain on investments	(0.19)		— (3)	—	—
Total Distributions	(0.27)		(0.02)	(0.05)	—
Net Asset Value, End of Period	$12.39		$11.49	$9.59	$9.91
Total Return	10.18	%(4)	20.06%	(2.77)%	(0.90	)%(4)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$420,833		$302,726	$21,547	$5,859
Ratio of expenses to average net assets
Before waivers and reimbursements	0.87	%(5)	0.95%	2.03%	4.96	%(5)
Net of waivers and reimbursements	0.80	%(5)	0.80%	0.80%	0.80	%(5)
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	0.40	%(5)	1.02%	(0.29)%	(3.16	)%(5)
Net of waivers and reimbursements	0.47	%(5)	1.17%	0.94%	1.00	%(5)
Portfolio turnover rate(6)	20	%(4)	31%	30%	7	%(4)

(1)  Commenced operations on March 23, 2015.

(2)  Per share net investment income has been calculated using the daily average share method.

(3)  Less than one cent per share.

(4)  Not annualized.

(5)  Annualized.

(6)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Global Plus Fund

FINANCIAL HIGHLIGHTS

	Service Class
	Six Months Ended December 31, 2017 (Unaudited)		Year Ended June 30, 2017	Period Ended June 30, 2016(1)
Net Asset Value, Beginning of Period	$11.49		$9.60	$9.73
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.03		0.11 (2)	—	(3)
Net realized and unrealized gain (loss) on investments	1.13		1.80	(0.13)
Total Income (Loss) from Investment Operations	1.16		1.91	(0.13)
LESS DISTRIBUTIONS:
From net investment income	(0.07)		(0.02)	—
From net realized gain on investments	(0.19)		— (3)	—
Total Distributions	(0.26)		(0.02)	—
Redemption fees retained	—		— (3)	—	(3)
Net Asset Value, End of Period	$12.39		$11.49	$9.60
Total Return	10.08	%(4)	19.92%	(1.34	)%(4)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$79,225		$81,173	$10,727
Ratio of expenses to average net assets
Before waivers and reimbursements	0.97	%(5)	1.09%	1.38	%(5)
Net of waivers and reimbursements	0.90	%(5)	0.89%	0.80	%(5)
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	0.29	%(5)	0.80%	(0.70	)%(5)
Net of waivers and reimbursements	0.36	%(5)	1.00%	(0.12	)%(5)
Portfolio turnover rate(6)	20	%(4)	31%	30%

(1)  Commenced operations on March 9, 2016.

(2)  Per share net investment income has been calculated using the daily average share method.

(3)  Less than one cent per share.

(4)  Not annualized.

(5)  Annualized.

(6)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Core Infrastructure Fund

FINANCIAL HIGHLIGHTS

	Institutional Class
	Six Months Ended December 31, 2017 (Unaudited)		Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013
Net Asset Value, Beginning of Period	$15.84		$15.27	$13.09	$14.13	$11.54	$10.65
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.22		0.50 (1)	0.37	0.42 (1)	0.55 (1)	0.49 (1)
Net realized and unrealized gain (loss) on investments	0.47		0.52	2.21	(0.96)	2.22	0.84
Total Income (Loss) from Investment Operations	0.69		1.02	2.58	(0.54)	2.77	1.33
LESS DISTRIBUTIONS:
From net investment income	(0.28)		(0.42)	(0.36)	(0.47)	(0.18)	(0.44)
From net realized gain on investments	—	(2)	(0.03)	(0.04)	(0.03)	—	— (2)
Total Distributions	(0.28)		(0.45)	(0.40)	(0.50)	(0.18)	(0.44)
Redemption fees retained	—		— (2)	— (2)	— (2)	— (2)	—
Net Asset Value, End of Period	$16.25		$15.84	$15.27	$13.09	$14.13	$11.54
Total Return	4.36	%(3)	6.83%	20.00%	(4.03)%	24.22%	12.73%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$279,388		$251,149	$207,985	$161,722	$65,666	$7,303
Ratio of expenses to average net assets
Before waivers and reimbursements	0.81	%(4)	0.83%	0.83%	0.93%	1.45%	3.66%
Net of waivers and reimbursements	0.70	%(4)	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of net investment income to average net assets
Before waivers and reimbursements	2.57	%(4)	3.18%	2.62%	2.77%	3.47%	1.34%
Net of waivers and reimbursements	2.68	%(4)	3.31%	2.75%	3.00%	4.22%	4.30%
Portfolio turnover rate(5)	3	%(3)	39%	15%	17%	16%	7%

(1)  Per share net investment income has been calculated using the daily average share method.

(2)  Less than one cent per share.

(3)  Not annualized.

(4)  Annualized.

(5)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Core Infrastructure Fund

FINANCIAL HIGHLIGHTS

	Service Class
	Six Months Ended December 31, 2017 (Unaudited)		Period Ended June 30, 2017(1)
Net Asset Value, Beginning of Period	$15.85		$15.23
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.24		0.90	(2)
Net realized and unrealized gain on investments	0.43		0.16
Total Income from Investment Operations	0.67		1.06
LESS DISTRIBUTIONS:
From net investment income	(0.27)		(0.41)
From net realized gain on investments	—	(3)	(0.03)
Total Distributions	(0.27)		(0.44)
Redemption fees retained	—	(3)	—
Net Asset Value, End of Period	$16.25		$15.85
Total Return	4.25	%(4)	7.14	%(4)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$5,965		$2,982
Ratio of expenses to average net assets
Before waivers and reimbursements	0.91	%(5)	5.15	%(5)
Net of waivers and reimbursements	0.80	%(5)	0.80	%(5)
Ratio of net investment income to average net assets
Before waivers and reimbursements	2.58	%(5)	1.68	%(5)
Net of waivers and reimbursements	2.69	%(5)	6.03	%(5)
Portfolio turnover rate(6)	3	%(4)	39%

(1)  Commenced operations on July 15, 2016.

(2)  Per share net investment income has been calculated using the daily average share method.

(3)  Less than one cent per share.

(4)  Not annualized.

(5)  Annualized.

(6)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier Timpani Small Cap Growth Fund

FINANCIAL HIGHLIGHTS

	Institutional Class
	Six Months Ended December 31, 2017 (Unaudited)		Year Ended June 30, 2017		Year Ended June 30, 2016		Year Ended June 30, 2015		Year Ended June 30, 2014		Year Ended June 30, 2013
Net Asset Value, Beginning of Period	$18.80		$14.77		$18.58		$16.06		$13.22		$10.31
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	(0.09)		(0.10	)(1)	(0.12	)(1)	(0.16	)(1)	(0.14	)(1)	(0.04	)(1)
Net realized and unrealized gain (loss) on investments	2.80		4.13		(3.69)		2.68		3.32		2.95
Total Income (Loss) from Investment Operations	2.71		4.03		(3.81)		2.52		3.18		2.91
LESS DISTRIBUTIONS:
From net realized gain on investments	—		—		—		—		(0.34)		—
Total Distributions	—		—		—		—		(0.34)		—
Net Asset Value, End of Period	$21.51		$18.80		$14.77		$18.58		$16.06		$13.22
Total Return	14.41	%(2)	27.29%		(20.51)%		15.62%		24.16%		28.35%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$52,024		$43,833		$52,595		$47,455		$13,478		$3,983
Ratio of expenses to average net assets
Before waivers and reimbursements	1.39	%(3)	1.36%		1.32%		1.52%		2.46%		4.02%
Net of waivers and reimbursements	1.10	%(3)	1.10%		1.10%		1.10%		1.10%		1.10%
Ratio of net investment loss to average net assets
Before waivers and reimbursements	(1.28	)%(3)	(0.90)%		(0.99)%		(1.37)%		(2.26)%		(3.28)%
Net of waivers and reimbursements	(0.99	)%(3)	(0.64)%		(0.77)%		(0.95)%		(0.90)%		(0.36)%
Portfolio turnover rate(4)	60	%(2)	179%		156%		124%		173%		140%

(1)  Per share net investment loss has been calculated using the daily average share method.

(2)  Not annualized.

(3)  Annualized.

(4)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier Timpani Small Cap Growth Fund

FINANCIAL HIGHLIGHTS

	Class Y
	Six Months Ended December 31, 2017 (Unaudited)		Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Period Ended June 30, 2014(1)
Net Asset Value, Beginning of Period	$18.54		$14.62	$18.48	$16.04	$16.35
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(2)	(0.14)		(0.18)	(0.18)	(0.23)	(0.08)
Net realized and unrealized gain (loss) on investments	2.78		4.10	(3.68)	2.67	(0.23	)(3)
Total Income (Loss) from Investment Operations	2.64		3.92	(3.86)	2.44	(0.31)
Net Asset Value, End of Period	$21.18		$18.54	$14.62	$18.48	$16.04
Total Return	14.24	%(4)	26.81%	(20.84)%	15.15%	(1.90	)%(4)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$4,216		$3,954	$3,369	$2,262	$1,215
Ratio of expenses to average net assets
Before waivers and reimbursements	1.78	%(5)	1.75%	1.70%	1.95%	2.73	%(5)
Net of waivers and reimbursements	1.50	%(5)	1.50%	1.50%	1.50%	1.50	%(5)
Ratio of net investment loss to average net assets
Before waivers and reimbursements	(1.67	)%(5)	(1.35)%	(1.36)%	(1.82)%	(2.36	)%(5)
Net of waivers and reimbursements	(1.39	)%(5)	(1.10)%	(1.16)%	(1.37)%	(1.13	)%(5)
Portfolio turnover rate(6)	60	%(4)	179%	156%	124%	173%

(1)  Commenced operations on January 6, 2014.

(2)  Per share net investment loss has been calculated using the daily average share method.

(3)  Net realized and unrealized loss on investments does not reconcile with net realized and unrealized gain on investments in the Statement of Operations due to the timing of the Class Y inception.

(4)  Not annualized.

(5)  Annualized.

(6)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier Timpani Small Cap Growth Fund

FINANCIAL HIGHLIGHTS

	Service Class
	Six Months Ended December 31, 2017 (Unaudited)		Period Ended June 30, 2017(1)
Net Asset Value, Beginning of Period	$18.80		$15.42
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(2)	(0.11)		(0.12)
Net realized and unrealized gain on investments	2.81		3.50
Total Income from Investment Operations	2.70		3.38
Net Asset Value, End of Period	$21.50		$18.80
Total Return	14.41	%(3)	21.92	%(3)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in hundreds)	$1,959		$1
Ratio of expenses to average net assets
Before waivers and reimbursements	1.46	%(4)	292.37	%(4)
Net of waivers and reimbursements	1.19	%(4)	1.10	%(4)
Ratio of net investment loss to average net assets
Before waivers and reimbursements	(1.32	)%(4)	(292.04	)%(4)
Net of waivers and reimbursements	(1.05	)%(4)	(0.77	)%(4)
Portfolio turnover rate(5)	60	%(3)	179%

(1)  Commenced operations on July 15, 2016.

(2)  Per share net investment loss has been calculated using the daily average share method.

(3)  Not annualized.

(4)  Annualized.

(5)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier Phocas Small Cap Value Fund

FINANCIAL HIGHLIGHTS

	Institutional Class
	Six Months Ended December 31, 2017 (Unaudited)		Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014		Year Ended June 30, 2013
Net Asset Value, Beginning of Period	$39.45		$33.45	$34.33	$35.96	$28.72		$23.30
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.11		0.12	0.15	0.19	(0.05	)(1)	0.20
Net realized and unrealized gain (loss) on investments	3.06		6.04	(0.62)	0.08	9.25		5.41
Total Income (Loss) from Investment Operations	3.17		6.16	(0.47)	0.27	9.20		5.61
LESS DISTRIBUTIONS:
From net investment income	(0.15)		(0.16)	(0.22)	(0.03)	(0.05)		(0.19)
From net realized gain on investments	(3.67)		—	(0.19)	(1.87)	(1.91)		—
Total Distributions	(3.82)		(0.16)	(0.41)	(1.90)	(1.96)		(0.19)
Net Asset Value, End of Period	$38.80		$39.45	$33.45	$34.33	$35.96		$28.72
Total Return	8.60	%(2)	18.40%	(1.29)%	0.84%	32.72%		24.29%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$38,891		$34,506	$31,946	$28,686	$24,152		$9,004
Ratio of expenses to average net assets
Before waivers and reimbursements	1.48	%(3)	1.45%	1.49%	1.54%	1.97%		2.50%
Net of waivers and reimbursements	0.95	%(3)	1.10%	1.10%	1.10%	1.10%		1.05%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	(0.03	)%(3)	(0.03)%	0.06%	0.16%	(1.00)%		(1.08)%
Net of waivers and reimbursements	0.50	%(3)	0.32%	0.45%	0.60%	(0.13)%		0.37%
Portfolio turnover rate(4)	47	%(2)	53%	49%	52%	53%		196%

(1)  Per share net investment loss has been calculated using the daily average share method.

(2)  Not annualized.

(3)  Annualized.

(4)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier Phocas Small Cap Value Fund

FINANCIAL HIGHLIGHTS

	Service Class
	Six Months Ended December 31, 2017 (Unaudited)		Period Ended June 30, 2017(1)
Net Asset Value, Beginning of Period	$39.40		$34.66
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.08	(2)	0.12
Net realized and unrealized gain on investments	3.05		4.78
Total Income from Investment Operations	3.13		4.90
LESS DISTRIBUTIONS:
From net investment income	(0.16)		(0.16)
From net realized gain on investments	(3.67)		—
Total Distributions	(3.83)		(0.16)
Net Asset Value, End of Period	$38.70		$39.40
Total Return	8.50	%(3)	14.13	%(3)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in hundreds)	$1		$1
Ratio of expenses to average net assets
Before waivers and reimbursements	1.42	%(4)	285.93	%(4)
Net of waivers and reimbursements	0.95	%(4)	1.10	%(4)
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	(0.08	)%(4)	(284.49	)%(4)
Net of waivers and reimbursements	0.39	%(4)	0.34	%(4)
Portfolio turnover rate(5)	47	%(3)	53%

(1)  Commenced operations on July 15, 2016.

(2)  Per share net investment income has been calculated using the daily average share method.

(3)  Not annualized.

(4)  Annualized.

(5)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2017 (Unaudited)

(1)  ORGANIZATION

Frontier Funds, Inc. (the "Company") was incorporated on May 24, 1996, as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company issuing shares in series (each, a "Fund," or collectively, the "Funds"), each series representing a distinct portfolio with its own investment objectives and policies. The Company consists of six separate series, five of which are included herein. The investment objective of each of the Frontier MFG Global Equity Fund, Frontier MFG Global Plus Fund and Frontier Timpani Small Cap Growth Fund is capital appreciation. The investment objective of the Frontier MFG Core Infrastructure Fund is long-term capital appreciation. The investment objective of the Frontier Phocas Small Cap Value Fund is long-term total investment through capital appreciation. Each Fund is a diversified fund, except the Frontier MFG Global Equity Fund and Frontier MFG Global Plus Fund, which are non-diversified.

A summary of each Fund's investment adviser, subadviser and capital structure is as follows:

Fund	Investment Adviser	Subadviser	Capital Structure	Commencement of Operations
Frontier MFG Global Equity Fund (a)	Frontegra Asset Management, Inc. ("Frontegra")	MFG Asset Management ("MFG")	Multi-Class • Institutional • Service Class (b)	Dec. 28, 2011
Frontier MFG Global Plus Fund (a)	Frontegra	MFG	Multi-Class • Institutional • Class Y (c) • Service Class	Mar. 23, 2015
Frontier MFG Core Infrastructure Fund (a)	Frontegra	MFG	Multi-Class • Institutional • Service Class	Jan. 18, 2012
Frontier Timpani Small Cap Growth Fund	Timpani Capital Management LLC ("Timpani") (d)	None	Multi-Class • Institutional • Class Y • Service Class	Mar. 23, 2011
Frontier Phocas Small Cap Value Fund	Frontegra	Phocas Financial Corp.	Multi-Class • Institutional • Service Class	Sep. 29, 2006

(a)  A redemption fee of 2.00% will be charged on shares of the Fund redeemed 30 days or less from their date of purchase.

(b)  As of December 31, 2017, the Service Class shares of the Frontier MFG Global Equity Fund had not commenced operations.

(c)  As of December 31, 2017, the Class Y shares of the Frontier MFG Global Plus Fund had not commenced operations.

(d)  Timpani is an affiliate of Frontegra.

(2)  SIGNIFICANT ACCOUNTING POLICIES

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 Financial Services — Investment Companies.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2017 (Unaudited)

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

(a) Investment Valuation

Equity securities for which market quotations are readily available are valued at the last reported sale price on the national securities exchange on which such securities are primarily traded. Equity securities for which there were no transactions on a given day or securities not listed on a national securities exchange are valued at the most recent bid price. Equity securities that are traded on NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"). Debt securities are valued at the bid price provided by an independent pricing service, which uses valuation methods such as matrix pricing and other analytical pricing models as well as market transactions and dealer bid quotations. Shares of underlying mutual funds are valued at their respective Net Asset Value ("NAV"). Exchange-traded funds and closed-end funds are valued at the last reported sale price on the exchange on which the security is principally traded. Securities that are primarily traded on foreign exchanges generally are valued at the last sale price of such securities on their respective exchange. In the case of foreign securities, the occurrence of events after the close of the foreign markets, but prior to the time the Fund's NAV is calculated, will result in a systematic fair value adjustment to the trading prices of foreign securities. The Fund will value foreign securities at fair value using fair valuation procedures approved by the Board of Directors (the "Board"), taking into account such events in calculating the NAV. In such cases, use of fair valuation can reduce an investor's ability to seek to profit by estimating the Fund's NAV in advance of the time the NAV is calculated. The Board has retained an independent fair value pricing service to assist in valuing foreign securities held by the MFG Global Equity, MFG Global Plus and MFG Core Infrastructure Funds. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the advisers or subadvisers pursuant to guidelines established by the Board. The Board has appointed a Valuation Committee to assist the Board in its oversight of valuation procedures.

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds' own market assumptions (unobservable inputs). These inputs are used in determining the value of each Fund's investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities

Level 2 — Evaluated prices based on other significant observable inputs (including quoted prices for similar securities, foreign security indices, foreign exchange rates, fair value estimates for foreign securities and changes in benchmark securities indices)

Level 3 — Significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The following is a summary of inputs used to value the Funds' securities as of December 31, 2017:

MFG Global Equity

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$1,081,359,563	$—	$—	$1,081,359,563
Total Equity	1,081,359,563	—	—	1,081,359,563
Short-Term Investments	113,384,172	—	—	113,384,172
Total Investments in Securities	$1,194,743,735	$—	$—	$1,194,743,735

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2017 (Unaudited)

MFG Global Plus

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$381,306,717	$—	$—	$381,306,717
Total Equity	381,306,717	—	—	381,306,717
Short-Term Investments	43,315,043	—	—	43,315,043
Total Investments in Securities	$424,621,760	$—	$—	$424,621,760

MFG Core Infrastructure

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$268,914,912	$—	$—	$268,914,912
Closed-End Funds	3,369,050	—	—	3,369,050
Total Equity	272,283,962	—	—	272,283,962
Short-Term Investments	5,022,011	—	—	5,022,011
Total Investments in Securities	$277,305,973	$—	$—	$277,305,973

Timpani Small Cap Growth

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$56,376,101	$—	$—	$56,376,101
Total Equity	56,376,101	—	—	56,376,101
Short-Term Investments	955,761	—	—	955,761
Total Investments in Securities	$57,331,862	$—	$—	$57,331,862

Phocas Small Cap Value

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$37,967,348	$—	$—	$37,967,348
Total Equity	37,967,348	—	—	37,967,348
Short-Term Investments	2,500,304	—	—	2,500,304
Total Investments in Securities	$40,467,652	$—	$—	$40,467,652

(a)  See Fund's Schedule of Investments for sector or country classifications.

For the six months ended December 31, 2017, there were no transfers between Levels 1, 2 and 3. The Funds did not hold any Level 3 securities during the six month period ended December 31, 2017. It is the Funds' policy to record transfers at the end of the reporting period.

(b)  Federal Income Taxes

Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2017 (Unaudited)

its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

The Funds have adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the period, the Funds did not incur any interest or penalties. The Funds have reviewed all open tax years and concluded that there is no effect to any of the Fund's financial positions or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Funds have no examinations in progress.

(c)  Distributions to Shareholders

With the exception of the MFG Core Infrastructure Fund, dividends from net investment income are usually declared and paid annually. The MFG Core Infrastructure Fund usually declares and pays dividends quarterly. Distributions from net realized gains, if any, are declared and paid at least annually for all Funds. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date.

The tax character of distributions paid during the six months ended December 31, 2017, and the fiscal year ended June 30, 2017, were as follows:

	Six Months Ended December 31, 2017			Year Ended June 30, 2017
	Ordinary Income	Long-Term Capital Gains	Total Distributions	Ordinary Income	Long-Term Capital Gains	Total Distributions
MFG Global Equity	$11,470,292	$34,574,142	$46,044,434	$16,181,930	$32,521,037	$48,702,967
MFG Global Plus	8,238,519	845,224	9,083,743	257,110	—	257,110
MFG Core Infrastructure	4,503,318	42,611	4,545,929	5,721,900	358,530	6,080,430
Phocas Small Cap Value	130,243	3,114,432	3,244,675	148,581	—	148,581

At June 30, 2017, the Funds' most recent fiscal year end, the components of accumulated earnings/losses on a tax basis were as follows:

	MFG Global Equity	MFG Global Plus	MFG Core Infrastructure	Timpani Small Cap Growth	Phocas Small Cap Value
Cost of investments	$908,722,542	$350,269,743	$222,684,502	$36,973,870	$26,579,670
Gross unrealized appreciation	$267,814,254	$34,297,741	$34,429,034	$12,148,949	$8,828,227
Gross unrealized depreciation	(53,048,944)	(2,141,482)	(5,108,883)	(446,256)	(738,708)
Net unrealized appreciation	214,765,310	32,156,259	29,320,151	11,702,693	8,089,519
Undistributed ordinary income	8,129,119	1,664,165	953,626	—	51,867
Undistributed long-term capital gain	10,745,691	—	42,483	—	1,719,006
Total distributable earnings	18,874,810	1,664,165	996,109	—	1,770,873
Other accumulated gains (losses)	(22,251)	(311,927)	15,912	(2,748,392)	—
Total accumulated earnings	$233,617,869	$33,508,497	$30,332,172	$8,954,301	$9,860,392

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2017 (Unaudited)

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and mark-to-market on passive foreign investment companies.

During the year ended June 30, 2017, the Timpani Small Cap Growth Fund utilized capital loss carryforwards of $1,447,509.

At June 30, 2017, the MFG Global Plus Fund has a long-term capital loss carryforward that will not expire of $312,481 and the Timpani Small Cap Growth Fund had a short-term capital loss carryforward that will not expire of $2,523,110.

In order to meet certain excise tax requirements, the Funds are required to measure and distribute annually, net capital gains realized during the twelve month period ending October 31. In connection with this requirement, the Funds are permitted, for tax purposes, to defer into their next fiscal year any net capital losses incurred from November 1 through the end of the fiscal year. As of the fiscal year ended June 30, 2017, the Timpani Small Cap Growth Fund deferred, on a tax basis, an ordinary late-year loss of $225,282.

(d)  Foreign Currency Translation

Values of investments denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange each day. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in fair value of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Each Fund separately reports net realized foreign exchange gains and losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Each Fund, respectively, bears the risk of changes in the foreign currency exchange rates and their impact on the value of assets and liabilities denominated in foreign currency. Each Fund also bears the risk of a counterparty failing to fulfill its obligation under a foreign currency contract.

Investing in foreign companies involves risks not generally associated with investment in the securities of U.S. companies, including risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices, including fluctuations in foreign currencies. The risks of foreign investments are typically greater in emerging and less developed markets.

(e)  Indemnifications

Under the Funds' organizational documents, their officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2017 (Unaudited)

(f)  Agreement and Plan of Reorganization

On November 14, 2017, shareholders of the Frontier Netols Small Cap Value Fund (the "Netols Fund") approved the reorganization of the Netols Fund with and into the Frontier Phocas Small Cap Value Fund (the "Phocas Fund"). The purpose of the reorganization was to combine two funds within the Company with similar investment objectives and strategies. The reorganization provided for the transfer of assets of the Netols Fund to the Phocas Fund and the assumption of the liabilities of the Netols Fund by the Phocas Fund. The reorganization was effective as of the close of business on November 17, 2017. The following tables illustrate the specifics of the reorganization:

Netols Fund Net Assets		Shares Issued to Shareholders of Netols Fund	Phocas Fund Net Assets	Combined Net Assets	Tax Status of Transfer
$25,882,024	(1)	692,998	$34,717,866	$60,599,890	Non-taxable

(1)  Includes accumulated net realized gain and net unrealized appreciation on investments in the amounts of $9,571,855 and $2,222,159.

For financial reporting purposes, assets received and shares issued by the Phocas Fund were recorded at fair value; however, the cost basis of the investments received from the Netols Fund was carried forward to align ongoing reporting of the Phocas Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the reorganization had been completed on July 1, 2017, the beginning of the reporting period, the pro forma results of operation (unaudited) for the six months ended December 31, 2017, would have been as follows:

Net investment income	$152,745
Net realized gain on investments	19,763,049
Change in net unrealized depreciation on investments	(13,382,717)
Net increase in net assets resulting from operations	$6,533,077

Because the Phocas Fund has been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Netols Fund and the Phocas Fund that have been included in the Phocas Fund's Statement of Operations since November 17, 2017.

(g)  Other

Investment transactions are accounted for on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the specifically identified security lot sold with the net sale proceeds. Dividend income, less foreign taxes withheld, is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available to the Funds. Interest income is recognized on an accrual basis. All discounts/premiums are accreted/amortized using the effective interest method and are included in interest income. Withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax codes and regulations.

Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments attributable to the Funds are generally allocated to each respective class in proportion to the relative net assets of each class.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2017 (Unaudited)

Expenses incurred which do not specifically relate to an individual Fund are allocated among all Funds in the Company in proportion to each Fund's relative net assets or by other equitable means.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences in net investment income and realized gains and losses due to differences between financial reporting and tax reporting be reclassified between various components of net assets. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended June 30, 2017, the following table shows the reclassifications made:

	MFG Global Eqxuity	MFG Global Plus	MFG Core Infrastructure	Timpani Small Cap Growth
Paid in capital	$—	$—	$—	$(311,340)
Undistributed net investment income (loss)	13,341	11,868	(30,851)	300,166
Accumulated undistributed net realized gain (loss)	(13,341)	(11,868)	30,851	11,174

The permanent differences primarily relate to foreign currency and net operating losses.

(3)  INVESTMENT ADVISER AND RELATED PARTIES

The MFG Global Equity, MFG Global Plus, MFG Core Infrastructure and Phocas Small Cap Value Funds have entered into an agreement with Frontegra, with whom certain officers and a director of the Funds are affiliated, to furnish investment advisory services to such Funds. Timpani, an affiliate of Frontegra, is the investment adviser to the Timpani Small Cap Growth Fund. Fees are calculated daily and payable monthly, at annual rates set forth in the following table (expressed as a percentage of each Fund's average daily net assets). Pursuant to expense cap agreements, Frontegra and Timpani have agreed to waive their respective management fees and/or reimburse each Fund's operating expenses (exclusive of brokerage, acquired fund fees and expenses, interest, taxes and extraordinary expenses) to ensure that each Fund's operating expenses do not exceed the expense limitation listed below. Expenses waived are netted with advisory fees payable on the Statements of Assets and Liabilities. On a monthly basis, these accounts are settled by each Fund making payment to the respective adviser or the respective adviser reimbursing the Fund if the reimbursement amount exceeds the advisory fee. If the amount of fees waived exceeds the advisory fee earned, this is shown on the Statements of Assets and Liabilities as a receivable from the respective adviser. The expense cap agreements will continue in effect until October 31, 2019, with successive renewal terms of one year unless terminated by an adviser or a Fund prior to any such renewal.

Frontier Fund	Annual Advisory Fees	Expense Limitation
MFG Global Equity	0.80%	0.80%
MFG Global Plus - Institutional Class	0.80%	0.80%
MFG Global Plus - Service Class	0.80%	0.95%
MFG Core Infrastructure - Institutional Class	0.70%	0.70%
MFG Core Infrastructure - Service Class	0.70%	0.85%
Timpani Small Cap Growth - Institutional Class	1.00%	1.10%
Timpani Small Cap Growth - Class Y	1.00%	1.50%

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2017 (Unaudited)

Frontier Fund	Annual Advisory Fees	Expense Limitation
Timpani Small Cap Growth - Service Class	1.00%	1.25%
Phocas Small Cap Value - Institutional Class	1.00%	0.95%
Phocas Small Cap Value - Service Class	1.00%	1.10%

An adviser is entitled to recoup the fees waived and/or expenses reimbursed within a three-year period from the time the expenses were incurred to the extent of the expense limitations described above and in place at the time of the recoupment. Expenses attributable to a specific class may only be recouped with respect to that class.

The following table shows the waived or reimbursed expenses subject to potential recovery expiring on:

	June 30,
	2018		2019	2020	2021	Total
MFG Global Equity	$332,031		$543,066	$520,095	$266,343	$1,661,535
MFG Global Plus	60,682	*	161,019	258,029	142,779	622,509
MFG Core Infrastructure	126,230		235,636	272,224	146,075	780,165
Timpani Small Cap Growth	62,282		117,182	129,977	73,952	383,393
Phocas Small Cap Value	55,451		115,125	122,491	102,414	395,481

*  Expenses waived/reimbursed were for the period March 23, 2015 through June 30, 2015.

The beneficial ownership, either directly or indirectly, of more than 25% of a Fund's voting securities creates a presumption of control. As of December 31, 2017, the MFG Global Equity, MFG Global Plus, MFG Core Infrastructure and Phocas Small Cap Value Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), which amounted to more than 25% of the total shares outstanding of the respective Fund. Shareholders with a controlling interest could affect the outcome of proxy voting or direction of management of a Fund.

(4)  INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the six months ended December 31, 2017, are summarized below:

	MFG Global Equity	MFG Global Plus	MFG Core Infrastructure	Timpani Small Cap Growth	Phocas Small Cap Value
Purchases	$186,576,569	$89,916,719	$30,540,780	$32,337,236	$18,179,252
Sales	$184,903,786	$73,957,922	$8,863,223	$29,912,305	$43,161,557

There were no purchases or sales of U.S. Government securities for the Funds.

(5)  DISTRIBUTION PLAN AND SHAREHOLDER SERVICING FEE

The Company, on behalf of the Timpani Small Cap Growth and MFG Global Plus Funds, has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for each Fund's Class Y shares (the "12b-1 Plan"). Pursuant to the 12b-1 Plan, the Class Y shares of each Fund pays an annual fee of up to 0.25% to Frontegra Strategies, LLC (the "Distributor"), an affiliate of Frontegra, for payments to brokers, dealers and other financial intermediaries who perform activities or incur expenses intended to result in the sale of Class Y shares of the Funds. As of December 31, 2017, the Class Y shares of the MFG Global Plus Fund had not commenced operations. For the six months ended December 31, 2017, the Timpani Small Cap Growth Fund incurred $5,226 under the 12b-1 Plan.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2017 (Unaudited)

The Company has adopted a shareholder servicing plan (the "Service Plan") on behalf of the Class Y and Service Class shares offered by certain Funds. Pursuant to the Service Plan, the Service Class and Class Y shares of the applicable Funds pay an annual shareholder servicing fee of up to 0.15% per year to the Distributor for payments to brokers, dealers, and other financial intermediaries who provide on-going account services to shareholders. Those services include establishing and maintaining shareholder accounts, mailing prospectuses, account statements and other Fund documents to shareholders, processing shareholder transactions, and providing other recordkeeping and administrative services. As of December 31, 2017, the Class Y shares of the MFG Global Plus Fund and the Service Class shares of the MFG Global Equity Fund had not commenced operations. For the six months ended December 31, 2017, the Service Plan expenses were as follows:

Service Plan Expenses
MFG Global Plus - Service Class	$42,061
MFG Core Infrastructure - Service Class	$2,216
Timpani Small Cap Growth - Class Y	$3,136
Timpani Small Cap Growth - Service Class	$23
Phocas Small Cap Value - Service Class	$—

VOTING RESULTS OF SPECIAL MEETING OF SHAREHOLDERS

A special meeting of shareholders (the "Special Meeting") of the Netols Fund, a series of the Company, was held on November 14, 2017. At the Special Meeting, shareholders voted on a proposal to approve the Agreement and Plan of Reorganization pursuant to which the Netols Fund would be reorganized with and into the Phocas Fund, another series of the Company, and the transactions it contemplates (the "Proposal"). Further details regarding the Proposal and the Special Meeting are contained in a definitive proxy statement/prospectus filed with the SEC on October 6, 2017.

At the Special Meeting held on November 14, 2017, the Proposal was approved by shareholders of the Netols Fund as follows:

Votes For	Votes Against	Abstained	Broker Non-Votes
2,416,009	0	5,634	N/A

A NOTE ON FORWARD-LOOKING STATEMENTS

This report includes forward-looking statements such as adviser, subadviser and/or portfolio manager predictions, opinions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectuses, other factors bearing on these statements include the accuracy of the advisers', subadvisers' or portfolio managers' forecasts and predictions, and the appropriateness of the investment programs designed by an adviser, subadviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

In addition, portfolio composition will change due to ongoing management of the Funds. Specific securities named in this report may not currently be owned by the applicable Fund, or the Fund's position in the securities may have changed.

ADDITIONAL INFORMATION

Frontier Funds has adopted proxy voting policies and procedures that delegate to Frontegra Asset Management, Inc. ("Frontegra") and Timpani Capital Management LLC the authority to vote proxies. The proxy voting policies permit Frontegra to delegate its authority to vote proxies to a Fund's subadviser. A description of the Frontier Funds' proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-888-825-2100. A description of these policies and procedures is also included in the Funds' Statement of Additional Information, which is available on the SEC's website at http://www.sec.gov and the Funds' website at www.frontiermutualfunds.com or by calling the Funds toll free at 1-888-825-2100.

The actual voting records relating to each Fund's portfolio securities during the most recent twelve months ended June 30 are available without charge by calling the Funds toll free at 1-888-825-2100 or by accessing the SEC's website at http://www.sec.gov.

Each Fund files a complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. The Form N-Q is available on the SEC's website at http://www.sec.gov. The Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling toll-free 1-800-SEC-0330.

SEMI-ANNUAL REPORT

Frontier Silk Invest New Horizons Fund

Frontegra Asset Management, Inc.

December 31, 2017

TABLE OF CONTENTS

Shareholder Letter	1
Investment Highlights	4
Expense Example	5
Schedule of Investments	7
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	15

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. The Prospectus may be obtained by calling 1-888-825-2100. The Prospectus includes more complete information about management fees and expenses, investment objectives, risks and operating policies of the Fund. Please read the Prospectus carefully.

Frontier Funds, Inc. are distributed by Frontegra Strategies, LLC, 400 Skokie Blvd., Suite 500, Northbrook, IL 60062. Frontegra Strategies, LLC, member of FINRA and SIPC, is an affiliate of Frontegra Asset Management, Inc., the Fund’s investment adviser.

FRONTIER FUNDS

REPORT FROM SILK INVEST LTD.

Dear Shareholders:

The investment objective of the Frontier Silk Invest New Horizons Fund (the “Fund”) is capital appreciation. The objective is measured against the MSCI Frontier Markets Index (Net).

Performance Review

The Fund’s Institutional Class returned 5.51%, net of fees, for the six month period ending December 31, 2017, compared to the 14.09% returned by its benchmark, the MSCI Frontier Markets Index (Net). For the calendar year, the Institutional Class shares of the Fund returned 18.09%, net of fees, compared to 31.86% for the Index.

The underperformance was largely the result of top down country allocation decisions, including a significant underweight position in Argentina and an overweight position in Pakistan. Stock selection was positive over this period.

During the second half of 2017, global macro-economic indicators continued showing a significant improvement in purchasing manager indices and consumer spending despite rising geo-political risks. The Citi Global Economic Surprises Index rebounded from its summer lows and a synchronised global growth recovery is firmly taking place, benefitting both the developed and emerging markets economies. Risk assets performed well despite the ongoing tightening in financial conditions as several central banks continued to reduce their current quantitative easing programs or even reversed them in some cases. The MSCI ACWI Index (Net) added 11.21%, while the MSCI Emerging Markets Index (Net) rebounded 15.92% led by a surge in Chinese, Indian and South Korean equity markets as global stock market volatility levels fell to record lows. As OPEC decided to extend its current policy of production cuts through the end of 2018, overall compliance within the cartel and its allies helped Brent oil prices to increase by USD 21. The U.S. Dollar, as measured by the DXY index, weakened 3.7% during the period.

In the emerging and frontier worlds, predominantly passive investment flows continued to drive asset prices higher both in local equity and debt markets, while external debt benefited from the benign interest rate environment. Focus remained on politics as several election cycles were held during the period. In Kenya, Argentina, Pakistan and South Africa, local political developments helped overall asset markets to outperform, while in the Middle East, the ongoing political rift between Qatar and its partners caused the market to underperform. Macro-economic indicators showed a continued reduction in current account deficits, a stabilization or even a decline in headline inflation numbers (with the notable exception of Argentina) while pressure on currencies abated significantly. Selected currencies depreciated by 5% to 7% over the second half of the year after a long period of managed foreign exchange rates (Pakistan PKR and Bangladesh BDT). In Nigeria, the new liquidity window set-up by the monetary authorities during Q2 helped to alleviate local company and international investor concerns. The currency’s exchange rate level (the NGN)

was eventually adjusted to its NAFEX level as a reference on August 1, 2017, which led to a more than 10% drop of its official value.

Fund Outlook and Strategy

Frontier markets are still in an early recovery cycle and are trading at discounted valuations in comparison with emerging markets and developed markets. We believe frontier markets are well positioned to perform well during 2018. The global macro environment is supportive from a growth point of view but volatility may increase across markets.

African frontier markets are in a period of accelerating growth with declining inflation and benign or improving interest rate trends, providing impetus to the strong equities performance in 2018. Local currencies have also stabilized at the current levels with no major depreciation pressure in the near term. Nigeria remains a compelling investment as the country has 160 million potential consumers for branded goods and abundant wealth in natural resources. In Ghana, Africa’s number two gold producer and the second largest cocoa producer in the world, the economy is one of the fastest growing in Africa since the onset of oil production. With a new government, we expect a period of transition in growth and development. Continued fiscal reforms should lead to a positive 2018. Egypt’s growth is set to continue to improve to 4.7% in FY17/18, and to 5% and 5.5% in FY18/19 and FY19/20. There has been significant progress on reforms, with a positive impact on external flows, fiscal resilience, and activity. Upcoming presidential elections in March will be closely monitored by the international community and local and foreign investors.

Pakistan’s near term political climate is uncertain as parliamentary elections will be held in 2018. Investors have, however, priced in most of the risks and aggregate valuation levels are attractive. Beyond Pakistan, we expect that the other frontier Asia countries (Sri Lanka, Vietnam and Bangladesh) will continue to do well and are well positioned to get more flows from international investors.

Argentina is expected to benefit from a stable political environment in 2018, but at the same time the market valuations are stretched and the currency is still in a devaluation cycle. We anticipate increased volatility by mid-2018 as MSCI is expected to make a decision on whether to upgrade Argentina to emerging market status.

The Fund

For the six months ended December 31, 2017, the three investments with the strongest contribution to absolute return were Vietnamese conglomerate Masan Group Corp. (+82.62% in local currency), Telecom Argentina’s ADR (+48.97%) and GrameenPhone Ltd., the leading telecom operator in Bangladesh (+40.53%). Conversely, the three investments that detracted to absolute return were Lucky Cement and Cherat Cement in Pakistan, which fell 36.22% and 36.15%, respectively, in local currency terms and Moroccan real estate developer Douja Promotion Groupe Addoha (-28.81%).

On a country basis, the most positive contribution to absolute return came from allocations to equity markets in Vietnam and Bangladesh which surged 45.82% and 11.57%, respectively, as measured by MSCI’s country indices. Allocation to and stock selection in Egypt, an off-benchmark position, was the third largest contributor to the Fund’s performance. Exposure to Pakistan (-21.03%), which was promoted in June to MSCI emerging market status, negatively impacted the Fund’s absolute performance.

The underweight position to Argentina and more specifically to Argentinian banks contributed negatively to the Fund’s relative performance. These banks are trading at a significant premium to the rest of the universe and we do not believe that these valuations are sustainable.

We believe the Fund continues to offer attractive valuations and the stocks we have invested in maintain a solid earnings outlook.

Zin Bekkali

Chief Investment Officer and Portfolio Manager

Silk Invest Ltd.

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

*5/25/16 commencement of operations.

Portfolio Total Return**

FOR PERIODS ENDED 12/31/17	FUND	INDEX
SIX MONTHS	5.51%	14.09%
ONE YEAR	18.09%	31.86%
AVERAGE ANNUAL
SINCE INCEPTION	9.26%	18.24%

Institutional Class Expenses
GROSS EXPENSE RATIO	2.22%
NET EXPENSE RATIO	1.86%

This chart assumes an initial gross investment of $100,000 made on 5/25/16 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The MSCI Frontier Markets Index captures large and mid cap representation across 29 Frontier Markets countries. The index includes 111 constituents, covering about 85% of the free float-adjusted market capitalization in each country. The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

Frontegra Asset Management, Inc. has contractually agreed through October 31, 2018, to waive its management fee and/or reimburse the Fund’s operating expenses to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 1.85% of the Fund’s average daily net assets for the Institutional Class. The expense ratios presented are based on the annualized expense ratios as reported in the Fund’s current prospectus, which may differ from the expense ratios presented in the Fund’s financial highlights.

** The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The above graph relates to Institutional Class shares of the Fund. Performance for Service Class shares will vary from the performance of the Institutional Class shares shown above due to differences in expenses.

EXPENSE EXAMPLE

December 31, 2017 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, service fees and other fund expenses. Although the Frontier Silk Invest New Horizons Fund does not charge a sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently the Fund’s transfer agent charges a $15.00 fee. A redemption fee of 2.00% of the then current value of the shares redeemed may be imposed on certain redemptions of shares made within 180 days of purchase.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/17 — 12/31/17).

Actual Expenses

The first line of the table on the following page for each Class provides information about actual account values and actual expenses. The Example includes management fees, registration fees, fee waivers/reimbursements and other expenses. However, the Example does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each Class provides information about hypothetical account values and hypothetical expenses based on each of the Class’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

EXPENSE EXAMPLE (continued)

December 31, 2017 (Unaudited)

	Beginning	Ending		Expenses Paid
	Account Value	Account Value	Annualized	During the
	7/1/2017	12/31/2017	Expense Ratio*	Period*
Silk Invest New Horizons
Fund — Institutional Class
Actual Fund Return	$1,000.00	$1,055.10	1.85%	$9.58
Hypothetical 5% Return	$1,000.00	$1,015.88	1.85%	$9.40
Silk Invest New Horizons
Fund — Service Class
Actual Fund Return	$1,000.00	$1,054.70	1.95%	$10.10
Hypothetical 5% Return	$1,000.00	$1,015.38	1.95%	$9.91

* Expenses are equal the Fund’s annualized expense ratio indicated above, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Frontier Silk Invest New Horizons Fund

SCHEDULE OF INVESTMENTS

December 31, 2017 (Unaudited)

Number of Shares		Value
COMMON STOCKS 83.5%
	Argentina 8.2%
113,000	Adecoagro SA (a)	$1,168,420
49,883	Cablevision Holding SA - GDR (a)	1,248,068
67,871	Telecom Argentina SA - ADR	2,486,115
		4,902,603
	Bangladesh 11.1%
1,163,400	Beximco Pharmaceuticals Ltd. (b)	1,451,890
1,640,400	BRAC Bank Ltd. (b)	2,141,366
540,300	GrameenPhone Ltd. (b)	3,057,590
		6,650,846
	Egypt 8.9%
766,500	Egyptian Financial Group-Hermes Holding Co.	1,015,677
171,000	Elsewedy Electric Co.	1,436,737
1,619,368	Ibnsina Pharma SAE (a)	737,732
969,261	Obour Land for Food Industries	1,137,983
4,585,000	Palm Hills Developments SAE (a)	1,017,634
		5,345,763
	Ghana 0.7%
360,400	Ghana Commercial Bank Ltd. (b)	402,570

	Kenya 10.3%
1,640,670	Centum Investment Co. Ltd. (b)	695,873
4,356,907	Equity Group Holdings Ltd.	1,678,982
4,645,224	KCB Group Ltd.	1,925,190
7,336,906	Safaricom Ltd.	1,902,688
		6,202,733
	Morocco 6.1%
47,867	Auto Hall (b)	460,466
294,650	Douja Promotion Groupe Addoha SA	1,039,296
11,362	Label Vie	2,139,812
		3,639,574
	Nigeria 13.5%
18,815,504	Guaranty Trust Bank PLC	2,129,811
22,482,427	Lafarge Africa PLC (b)	2,803,434
332,388	Nestle Nigeria PLC	1,436,646
25,169,452	Zenith Bank PLC	1,792,624
		8,162,515
	Oman 1.6%
734,950	Ooredoo	992,531

	Pakistan 7.5%
1,700,000	Adamjee Insurance Co. Ltd. (b)	800,625
867,000	Cherat Cement Co. Ltd.	871,416
365,000	Engro Corp. Ltd.	906,917
204,500	Lucky Cement Ltd.	958,861
580,000	United Bank Ltd.	985,700
		4,523,519
	Qatar 1.6%
37,520	Ooredoo QSC	937,591

The accompanying notes are an integral part of these financial statements.

Number of Shares		Value
	United Arab Emirates 6.3%
4,144,000	Air Arabia PJSC	1,399,104
1,262,900	Emaar Properties PJSC	2,388,522
		3,787,626
	Vietnam 7.7%
905,000	Masan Group Corp.	3,052,175
1,250,000	Saigon Securities, Inc.	1,584,693
		4,636,868
	Total Common Stocks (Cost $43,403,422)	50,184,739

PARTICIPATION (EQUITY LINKED) NOTES (c) 11.7%
	Kuwait 3.7%
81,500	Human Soft Holdings Co., Issued by Deutsche Bank AG London, Expires 07/13/2027	1,006,707
500,000	National Bank of Kuwait S.A.K., Issued by Deutsche Bank AG London, Expires 03/28/2018	1,202,518
		2,209,225
	Saudi Arabia 8.0%
30,440	Abdullah Al Othaim Markets Co., Issued by ARQ P Notes BV, Expires 02/06/2019	1,014,574
282,620	Al Khaleej Training and Education Co., Issued by ARQ P Notes BV, Expires 02/06/2019	1,507,167
25,800	BUPA Arabia for Cooperative Insurance Co., Issued by ARQ P Notes BV, Expires 02/06/2019	643,221
33,852	Herfy Food Services Co. Ltd., Issues by ARQ P Notes BV, Expires 02/06/2019	419,726
34,320	Saudia Dairy & Foodstuff Co., Issued by ARQ P Notes BV, Expires 05/14/2019	1,207,952
		4,792,640
	Total Participation (Equity Linked) Notes (Cost $7,264,123)	7,001,865

SHORT-TERM INVESTMENTS 3.5%
	Investment Company 3.5%
2,077,455	Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class, 1.20%	2,077,455
	Total Short-Term Investments (Cost $2,077,455)	2,077,455

	Total Investments 98.7% (Cost $52,745,000)	59,264,059

	Other Assets in Excess of Liabilities 1.3%	808,727

	TOTAL NET ASSETS 100.0%	$60,072,786

(a)    Non-Income Producing.

(b)    Illiquid security, pursuant to guidelines established by the Board of Directors. See Note 2(f) in Notes to Financial Statements.

(c)     Restricted securities, pursuant to Rule 144A under the Securities Act of 1933, as amended. See Note 2(f) in Notes to Financial Statements.

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

The accompanying notes are an integral part of these financial statements.

Portfolio Diversification

Sectors	Percentage
Financials	25.2%
Telecommunication Services	15.6
Consumer Staples	14.9
Materials	9.2
Real Estate	7.4
Industrials	4.7
Health Care	3.7
Consumer Discretionary	2.8

Total Common Stocks	83.5

Consumer Discretionary	4.9
Consumer Staples	3.7
Financials	3.1
Total Participation Notes	11.7
Total Short-Term Investments	3.5
Total Investments	98.7
Other Assets in Excess of Liabilities	1.3
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontier Silk Invest New Horizons Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017 (Unaudited)

ASSETS:
Investments at cost	$52,745,000
Foreign currency at cost	$251,406
Investments at value	$59,264,059
Foreign currency at value	251,407
Receivable for investments sold	2,455,662
Receivable for Fund shares sold	1,360
Interest and dividends receivable	141,196
Prepaid expenses and other assets	10,057
Total assets	62,123,741

LIABILITIES:
Payable for investments purchased	1,563,338
Payable to Directors	1,100
Payable to Adviser	54,832
Accrued shareholder servicing fees	1,684
Foreign capital gains taxes payable	380,563
Accrued expenses	49,438
Total liabilities	2,050,955

Net Assets	$60,072,786

NET ASSETS CONSIST OF:
Paid in capital	$54,595,696
Undistributed net investment income	228,614
Accumulated undistributed net realized loss	(888,801)
Net unrealized appreciation/depreciation on:
Investments	6,138,496
Foreign currency	(1,219)
Net Assets	$60,072,786

INSTITUTIONAL CLASS:
Net Assets	$39,329,300
Authorized	50,000,000
Issued and Outstanding ($0.01 par value)	3,578,012
Net Asset Value, Redemption Price and Offering Price Per Share	$10.99

SERVICE CLASS:
Net Assets	$20,743,486
Authorized	50,000,000
Issued and Outstanding ($0.01 par value)	1,887,132
Net Asset Value, Redemption Price and Offering Price Per Share	$10.99

The accompanying notes are an integral part of these financial statements.

Frontier Silk Invest New Horizons Fund

STATEMENT OF OPERATIONS

For the
Six Months Ended
December 31, 2017
(Unaudited)
INVESTMENT INCOME:
Dividend income(1)	$772,261
Interest income	9,431
Total investment income	781,692

EXPENSES:
Investment advisory fees	425,374
Custody fees	73,448
Legal fees	33,038
Federal and state registration fees	25,045
Fund administration and accounting fees	19,405
Directors’ fees and related expenses	18,564
Audit fees	16,674
Shareholder servicing fees - Service Class	10,360
Transfer agent fees	6,782
Reports to shareholders	3,210
Other	12,006
Total expenses before waiver and reimbursement	643,906
Waiver and reimbursement of expenses by Adviser	(90,828)
Net expenses	553,078

Net Investment Income	228,614

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	61,700
Foreign currency transactions	(42,127)

Change in net unrealized appreciation on:
Investments(2)	3,194,316
Foreign currency transactions	1,401

Net Realized and Unrealized Gain on Investments	3,215,290

Net Increase in Net Assets Resulting from Operations	$3,443,904

(1) Net of $80,342 in foreign withholding taxes.

(2) Net change of $90,128 in deferred foreign capital gains taxes.

The accompanying notes are an integral part of these financial statements.

Frontier Silk Invest New Horizons Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the Period	For the Period
	Six Months Ended	November 1, 2016	May 25, 2016(2)
	December 31, 2017	through	through
	(Unaudited)	June 30, 2017(1)	October 31, 2016
OPERATIONS:
Net investment income	$228,614	$750,508	$184,635
Net realized gain (loss) on:
Investments	61,700	1,052,628	(64,084)
Foreign currency transactions	(42,127)	(42,944)	(56,977)
Change in net unrealized appreciation/depreciation on:
Investments	3,194,316	5,355,169	(2,410,989)
Foreign currency transactions	1,401	(4,035)	1,415
Net increase (decrease) in net assets resulting from operations	3,443,904	7,111,326	(2,346,000)

DISTRIBUTIONS PAID TO INSTITUTIONAL CLASS SHAREHOLDERS FROM:
Net investment income	(462,441)	(91,381)	—
Net realized gain	(1,224,433)	—	—
Net decrease in net assets resulting from distributions paid	(1,686,874)	(91,381)	—

DISTRIBUTIONS PAID TO SERVICE CLASS CLASS SHAREHOLDERS FROM(3):
Net investment income	(245,120)	(36,280)	—
Net realized gain	(672,485)	—	—
Net decrease in net assets resulting from distributions paid	(917,605)	(36,280)	—

CAPITAL SHARE TRANSACTIONS:
Shares sold - Institutional Class	601,000	2,320,850	4,628,026
Shares sold - Service Class(3)	892,944	4,293,714	15,902,780
Shares issued from transfer in-kind - Institutional Class(4)	—	—	26,604,000
Shares issued to holders in reinvestment of distributions - Institutional Class	1,671,312	90,244	—
Shares issued to holders in reinvestment of distributions - Service Class(3)	912,627	36,280	—
Shares redeemed - Institutional Class	(15)	(15)	—
Shares redeemed - Service Class(3)	(1,197,230)	(428,865)	(1,731,956)
Net increase in net assets resulting from capital share transactions	2,880,638	6,312,208	45,402,850

Total Increase in Net Assets	3,720,063	13,295,873	43,056,850

NET ASSETS:
Beginning of Period	56,352,723	43,056,850	—

End of Period (includes undistributed net investment income of $228,614, $707,561 and $127,658, respectively)	$60,072,786	$56,352,723	$43,056,850

TRANSACTIONS IN SHARES - INSTITUTIONAL CLASS:
Shares sold	53,796	234,952	464,982
Shares issued from transfer in-kind (4)	—	—	2,660,400
Shares issued to holders in reinvestment of distributions	154,465	9,420	—
Shares redeemed	(1)	(2)	—
Net increase in shares outstanding	208,260	244,370	3,125,382

TRANSACTIONS IN SHARES - SERVICE CLASS(3):
Shares sold	80,608	415,544	1,626,587
Shares issued to holders in reinvestment of distributions	84,346	3,783	—
Shares redeemed	(109,928)	(42,327)	(171,481)
Net increase in shares outstanding	55,026	377,000	1,455,106

(1)         Effective December 12, 2016, the Fund changed its fiscal year end to June 30 from October 31.

(2)         Commenced operations on May 25, 2016.

(3)         Service Class commenced operations on May 27, 2016.

(4)         See Note 1 in Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Frontier Silk Invest New Horizons Fund

FINANCIAL HIGHLIGHTS

	Institutional Class
	Six Months Ended
	December 31, 2017		Period Ended		Period Ended
	(Unaudited)		June 30, 2017(1)		October 31, 2016(2)
Net Asset Value, Beginning of Period	$10.83		$9.40		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.04		0.14		0.04
Net realized and unrealized gain (loss) on investments	0.62		1.32		(0.64)
Total Income (Loss) from Investment Operations	0.66		1.46		(0.60)

LESS DISTRIBUTIONS:
From net investment income	(0.14)		(0.03)		—
From net realized gain on investments	(0.36)		—		—
Total Distributions	(0.50)		(0.03)		—

Net Asset Value, End of Period	$10.99		$10.83		$9.40

Total Return	5.51	%(3)	15.56	%(3)	(6.00	)%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$39,329		$36,504		$29,376
Ratio of expenses to average net assets
Before waivers and reimbursements	2.16	%(4)	2.21	%(4)	2.27	%(4)
Net of waivers and reimbursements	1.85	%(4)	1.85	%(4)	1.85	%(4)
Ratio of net investment income to average net assets
Before waivers and reimbursements	0.51	%(4)	1.93	%(4)	0.66	%(4)
Net of waivers and reimbursements	0.82	%(4)	2.29	%(4)	1.08	%(4)
Portfolio turnover rate(5)	23	%(3)	25	%(3)	15	%(3)

(1)         Effective December 12, 2016, the Fund changed its fiscal year end to June 30 from October 31.

(2)         Commenced operations on May 25, 2016.

(3)         Not annualized.

(4)         Annualized.

(5)         Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier Silk Invest New Horizons Fund

FINANCIAL HIGHLIGHTS

	Service Class
	Six Months Ended
	December 31, 2017		Period Ended		Period Ended
	(Unaudited)		June 30, 2017(1)		October 31, 2016(2)
Net Asset Value, Beginning of Period	$10.83		$9.40		$10.02

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.04		0.15	(3)	0.03
Net realized and unrealized gain (loss) on investments	0.61		1.30		(0.65)
Total Income (Loss) from Investment Operations	0.65		1.45		(0.62)

LESS DISTRIBUTIONS:
From net investment income	(0.13)		(0.02)		—
From net realized gain on investments	(0.36)		—		—
Total Distributions	(0.49)		(0.02)		—

Net Asset Value, End of Period	$10.99		$10.83		$9.40

Total Return	5.47	%(4)	15.51	%(4)	(6.19	)%(4)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$20,744		$19,849		$13,681
Ratio of expenses to average net assets
Before waivers and reimbursements	2.26	%(5)	2.32	%(5)	2.35	%(5)
Net of waivers and reimbursements	1.95	%(5)	1.95	%(5)	1.95	%(5)
Ratio of net investment income to average net assets
Before waivers and reimbursements	0.40	%(5)	1.93	%(5)	0.73	%(5)
Net of waivers and reimbursements	0.71	%(5)	2.30	%(5)	1.13	%(5)
Portfolio turnover rate(6)	23	%(4)	25	%(4)	15	%(4)

(1)         Effective December 12, 2016, the Fund changed its fiscal year end to June 30 from October 31.

(2)         Commenced operations on May 27, 2016.

(3)         Per share net investment income has been calculated using the daily average share method.

(4)         Not annualized.

(5)         Annualized.

(6)         Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2017 (Unaudited)

(1)     ORGANIZATION

Frontier Funds, Inc. (the “Company”) was incorporated on May 24, 1996, as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies. The Company consists of six separate series, one of which is included herein. The accompanying financial statements include the Frontier Silk Invest New Horizons Fund (the “Fund”). The Fund offers two share classes, the Institutional Class and the Service Class. The Institutional Class commenced operations on May 25, 2016, and the Service Class commenced operations on May 27, 2016. The investment objective of the Fund is capital appreciation and the Fund is a diversified fund. Frontegra Asset Management, Inc. (“Frontegra”) and Silk Invest Limited (“Silk”) serve as investment adviser and subadviser, respectively, to the Fund.

Simultaneous with the commencement of the Fund’s investment operations on May 25, 2016, the Silk Road Global Frontier Fund, LLC (the “Private Fund”), a limited liability company managed by Silk Capital Management, LLC, an affiliate of Silk, transferred all of the assets of the Private Fund to the Fund in exchange for Institutional Class shares of the Fund. The investment objective of the Private Fund was substantially similar to that of the Fund. The total amount of the transfer was $26,604,000, consisting of securities, cash and other receivables, which were recorded at value as of the date of the conversion. The transaction was considered non-taxable to the Fund for federal income tax purposes. For tax purposes, the cost basis of investments received by the Fund from the Private Fund was carried forward to align the ongoing reporting of the Fund’s realized and unrealized gains and losses with the amounts distributable to shareholders. As a result of the in-kind transfer, the Fund issued 2,660,400 Institutional Class shares at a net asset value (“NAV”) of $10.00 per share.

As part of the conversion, Frontegra and Silk agreed to reimburse the Fund for brokerage commissions and transactional costs incurred in connection with the sale and repurchase of certain securities held by the Private Fund that could not be transferred from the Private Fund to the Fund due to foreign market restrictions. For the period from inception through December 31, 2017, Frontegra and Silk had reimbursed the Fund $73,664 and $6,878, respectively.

Effective December 12, 2016, the Board of Directors (the “Board”) approved the change in the Fund’s fiscal year end to June 30 from October 31.

(2)     SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

(a)     Investment Valuation

Equity securities for which market quotations are readily available are valued at the last reported sale price on the national securities exchange on which such securities are primarily traded. Equity securities for which there were no transactions on a given day or securities not listed on a national securities exchange are valued at the most recent bid price. Equity securities that are traded on NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”). Participation (Equity Linked) Notes (“P-Notes”) are valued based on an evaluated price provided by an independent pricing service. Debt securities are valued at the bid price provided by an independent pricing service, which

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2017 (Unaudited)

uses valuation methods, such as matrix pricing and other analytical pricing models as well as market transactions and dealer bid quotations. Shares of underlying mutual funds are valued at their respective NAVs. Securities that are primarily traded on foreign exchanges generally are valued at the last sale price of such securities on their respective exchange. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate. The Fund values foreign securities at fair value, using fair valuation procedures approved by the Board, taking into account the occurrence of events after the close of foreign markets in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek profit by estimating the Fund’s NAV in advance of the time the NAV is calculated. The Board has retained an independent fair value pricing service to assist in valuing foreign securities held by the Fund. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the adviser or subadviser pursuant to guidelines established by the Board. The Board has appointed a Valuation Committee to assist the Board in its oversight of valuation procedures. In determining fair value, an adviser or subadviser may consider factors including, but not limited to: the reason for the absence of market quotations, the issuer’s financial condition, values of similar securities of issuers in the same industry, the prior day’s valuation or last traded price and historical data. The degree of judgment exercised in determining fair value is greatest for securities categorized as Level 3.

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 - Quoted prices in active markets for identical securities

Level 2 - Evaluated prices based on other significant observable inputs (including quoted prices for similar securities, foreign security indices, foreign exchange rates, fair value estimates for foreign securities and changes in benchmark securities indices)

Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2017 (Unaudited)

The following is a summary of inputs used to value the Fund’s securities as of December 31, 2017:

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$26,540,803	$23,643,936	$—	$50,184,739
P-Notes	—	7,001,865	—	7,001,865
Total Equity	26,540,803	30,645,801	—	57,186,604
Short-Term Investments	2,077,455	—	—	2,077,455
Total Investments in Securities	$28,618,258	$30,645,801	$—	$59,264,059

(a)            See Fund’s Schedule of Investments for country classifications.

The Fund’s policy is to record transfers between levels at the end of the reporting period. The table below shows the transfers between Level 1 and Level 2 due to fair valuation in certain foreign markets pursuant to a systematic valuation model. The Fund did not hold any Level 3 securities as of December 31, 2017.

Transfers into Level 1	$5,782,853
Transfers out of Level 2	(5,782,853)
Net transfers	$—

Transfers into Level 2	$5,878,817
Transfers out of Level 1	(5,878,817)
Net transfers	$—

(b)      Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

The Fund has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the period, the Fund did not incur any interest or penalties. The Fund has reviewed all open tax years and concluded that there is no effect to the Fund’s financial position or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund has no examinations in progress.

(c)       Distributions to Shareholders

Distributions from net investment income and net realized gains, if any, are declared and paid at least annually. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date.

The tax character of distributions paid during the six months ended December 31, 2017, and the fiscal period ended June 30, 2017, were as follows:

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2017 (Unaudited)

	Six Months Ended December 31, 2017			Fiscal Period Ended June 30, 2017
	Ordinary	Long-Term	Total	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions	Income	Capital Gains	Distributions
Silk Invest New
Horizons Fund	$1,584,314	$1,020,165	$2,604,479	$127,661	$—	$127,661

At June 30, 2017, the Fund’s most recent fiscal period end, the components of accumulated earnings on a tax basis were as follows:

Silk Invest New Horizons Fund
Cost of investments	$52,932,112
Gross unrealized appreciation	$6,522,296
Gross unrealized depreciation	(3,630,305)
Net unrealized appreciation	2,891,991
Undistributed ordinary income	1,584,286
Undistributed long-term capital gain	454,443
Total distributable earnings	2,038,729
Other accumulated losses	(293,055)
Total accumulated earnings	$4,637,665

(d)      Foreign Currency Translation and Risks

Values of investments denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange each day. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the fair value of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments. The Fund reports net realized foreign exchange gains and losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund bears the risk of changes in the foreign currency exchange rates and their impact on the value of assets and liabilities denominated in foreign currency. The Fund also bears the risk of a counterparty failing to fulfill its obligation under a foreign currency contract.

Investments in securities of foreign companies involve additional risks including:

Foreign Securities Risks — Investments in securities of foreign companies involve additional risks, including less liquidity, currency-rate fluctuations, political and economic instability, differences

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2017 (Unaudited)

in financial reporting standards and securities market regulation, and imposition of foreign taxes. Geopolitical events, including those in the Middle East, may also cause market disruptions.

Frontier Markets Risks — Frontier market countries generally have smaller economies or less developed capital markets than traditional emerging markets, and as a result, the risks of investing in emerging markets countries are magnified in frontier market countries. Frontier market economies can be subject to greater social, economic, regulatory, and political uncertainties. Adverse government policies, taxation, restrictions on foreign investment and on currency convertibility and repatriation, currency fluctuations and other developments in laws and regulations of frontier countries in which Fund investments may be made, including expropriation, nationalism, and other confiscation, could result in loss.

Currency Risks — The value of the Fund’s foreign holdings as measured in U.S. dollars may be affected unfavorably by changes in foreign currency exchange rates. The Fund may also incur costs in connection with conversions between various currencies. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including but not limited to, changes in interest rates, intervention by central banks or supranational entities such as the International Monetary Fund, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by countries with which frontier markets companies trade. For example, Bangladesh has experienced liquidity issues with respect to its currency.

P-Note Risks — P-Notes are issued by banks and broker-dealers and are designed to offer a return linked to the performance of an underlying security or market. P-Notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligations under the notes.

(e)          Indemnifications

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

(f)      Restricted and Illiquid Securities

A restricted security is a security that has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended (the “Act”), pursuant to the resale limitations provided by Rule 144A under the Act, or an exemption from the registration requirements of the Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board. None of the Fund’s restricted securities are considered to be illiquid. As of December 31, 2017, Rule 144A securities held in the Fund represented 11.7% of net assets.

The Fund may invest up to 15% of its net assets in illiquid securities. All or a portion of a security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven calendar days at approximately the price at which the security is valued by the Fund. Illiquid securities may

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2017 (Unaudited)

be valued under methods approved by the Board as reflecting fair value. As of December 31, 2017, the Fund had investments in illiquid securities with a total value of $9,531,692 or 15.87% of total net assets. Included in this balance are the Fund’s securities, receivables and foreign currency denominated in Bangladeshi taka at the prevailing spot rate. Although the securities themselves may not be deemed to be illiquid as of December 31, 2017, the taka is deemed to be illiquid in accordance with guidelines established by the Board. See Currency Risks at Note 2(d).

(g)     Subsequent Events

On December 5, 2017, the Board, on behalf of the Fund, approved an Agreement and Plan of Reorganization (the “Plan”) pursuant to which the Fund would be reorganized with and into a newly-created series (the “Acquiring Fund”) of Unified Series Trust (the “Reorganization”). The Acquiring Fund is expected to have the same investment objective and substantially similar investment strategies as the Fund. Silk, which is currently the subadviser to the Fund, will become the investment adviser to the Acquiring Fund following the Reorganization. The expense limitations for each class of shares of the Acquiring Fund will be reduced by 0.10%.

Under the terms of the Plan, the Fund will transfer all of its assets to the Acquiring Fund in exchange solely for Service Class and Institutional Class shares of the Acquiring Fund (the “Acquiring Fund Shares”) issued to the Fund, and the assumption by the Acquiring Fund of all of the liabilities of the Fund. The Fund will then distribute, pro rata, to the applicable shareholders of record, all of the Acquiring Fund Shares received by the Fund in complete liquidation and termination of the Fund as a series of the Company.

As a result of the Reorganization, each shareholder of the Fund will become a shareholder of the applicable class of the Acquiring Fund and will receive Acquiring Fund Shares having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s shares of the Fund as of the valuation date, as described in the Plan. It is expected that the Reorganization will be treated as a tax-free reorganization for federal income tax purposes. Shareholders of the Fund may wish to consult their tax advisers regarding possible tax consequences of the Reorganization, including possible state and local tax consequences.

The Reorganization is expected to close in April 2018.

(h)    Other

Investment transactions are accounted for on the trade date. The Fund determines the gain or loss realized from investment transactions by comparing the original cost of the specifically identified security lot sold with the net sale proceeds. Dividend income, less foreign taxes withheld, is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available to the Fund. Interest income is recognized on an accrual basis. All discounts/premiums are accreted/amortized using the effective interest method and are included in interest income. While the Fund is entitled to receive from the bank or broker any dividends or other distributions paid on the underlying securities linked to its investments in P-Notes, the holder is not entitled to the same rights as an owner of the underlying securities, such as voting rights. Income received from P-Notes is recorded as dividend income in the Statement of Operations. Withholding taxes on foreign dividends and foreign capital gains taxes have been provided for in accordance with the Fund’s understanding of the applicable country’s tax codes and regulations.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2017 (Unaudited)

Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments attributable to the Fund are generally allocated to each respective class in proportion to the relative net assets of each class. Expenses incurred which do not specifically relate to an individual Fund are allocated among all Funds in the Company in proportion to each Fund’s relative net assets or by other equitable means.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences in net investment income and realized gains and losses due to differences between financial reporting and tax reporting be reclassified between various components of net assets. These reclassifications have no effect on net assets or net asset value per share. For the fiscal period ended June 30, 2017, the Fund decreased undistributed net investment income by $42,944 and increased paid in capital and accumulated undistributed net realized gain by $388 and $42,556, respectively. The permanent differences primarily relate to foreign currency and book/tax adjustments for transfers in-kind.

(3)    INVESTMENT ADVISER AND RELATED PARTIES

The Fund has entered into an agreement with Frontegra, with whom certain officers and a director of the Fund are affiliated, to furnish investment advisory services to the Fund. Fees are calculated daily and payable monthly, at annual rates set forth in the following table (expressed as a percent of average daily net assets). Pursuant to an expense cap agreement, Frontegra has agreed to waive its management fee and/or reimburse the Fund’s operating expenses (exclusive of brokerage, acquired fund fees and expenses, interest, taxes and extraordinary expenses) to ensure that the Fund’s operating expenses do not exceed the expense limitation listed below. Expenses waived are netted with advisory fees payable on the Statement of Assets and Liabilities. On a monthly basis, these accounts are settled by the Fund making payment to Frontegra or Frontegra reimbursing the Fund if the reimbursement amount exceeds the advisory fee. If the amount of fees waived exceeds the advisory fee earned, this is shown on the Statement of Assets and Liabilities as a receivable from the adviser. The expense cap agreement will continue in effect until October 31, 2018.

	Annual	Expense
Fund	Advisory Fees	Limitation
Silk Invest New Horizons Fund — Institutional Class	1.45%	1.85%
Silk Invest New Horizons Fund — Service Class	1.45%	2.00%

Any waivers or reimbursements are subject to later adjustment to allow Frontegra to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Fund’s expense limitation cap, provided, however, that Frontegra shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed. Expenses attributable to a specific class may only be recouped with respect to that class. Frontegra’s right to

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2017 (Unaudited)

recoup will terminate when Frontegra ceases to be the investment adviser to the Fund as a result of the Reorganization.

The table below shows the waived or reimbursed expenses subject to potential recovery expiring in:

Fund	October 31, 2019		June 30, 2020		June 30, 2021
Silk Invest New Horizons Fund	$70,610	*	$119,680	**	$90,828

*         Expenses waived/reimbursed were for the fiscal period May 25, 2016, through October 31, 2016.

**  Expenses waived/reimbursed were for the fiscal period November 1, 2016, through June 30, 2017.

The beneficial ownership, either directly or indirectly, of more than 25% of a Fund’s voting securities creates a presumption of control. As of December 31, 2017, the Fund had an individual shareholder account and an omnibus shareholder account (composed of a group of individual shareholders), each of which amounted to more than 25% of the total shares outstanding of the Fund. Shareholders with a controlling interest could affect the outcome of proxy voting or direction of management of the Fund.

(4)    INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the six months ended December 31, 2017, were $12,940,846 and $12,566,420, respectively. The Fund did not purchase or sell any U.S. Government securities during the period.

(5)    SHAREHOLDER SERVICING FEE

The Company, on behalf of the Service Class shares of the Fund, has adopted a shareholder servicing plan (the “Service Plan”). Pursuant to the Service Plan, the Service Class shares of the Fund pay an annual shareholder servicing fee of up to 0.15% per year to Frontegra Strategies, LLC (the “Distributor”) for payments to authorized agents, such as a fund supermarket or broker-dealer who is authorized by the Distributor or an affiliate of the Fund, who provide on-going account services to shareholders. Those services include establishing and maintaining shareholder accounts, mailing prospectuses, account statements and other Fund documents to shareholders, processing shareholder transactions, and providing other recordkeeping, sub-accounting and administrative services. For the six months ended December 31, 2017, the Service Class shares of the Fund incurred $10,360 in fees under the Service Plan.

A NOTE ON FORWARD-LOOKING STATEMENTS

This report includes forward-looking statements such as adviser, subadviser and/or portfolio manager predictions, opinions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on these statements include the accuracy of the adviser’s, subadviser’s or portfolio manager’s forecasts and predictions, and the appropriateness of the investment programs designed by an adviser, subadviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

In addition, portfolio composition will change due to ongoing management of the Fund. Specific securities named in this report may not currently be owned by the Fund, or the Fund’s position in the securities may have changed.

ADDITIONAL INFORMATION

Frontier Funds has adopted proxy voting policies and procedures that delegate to Frontegra Asset Management, Inc. (“Frontegra”) the authority to vote proxies. The proxy voting policies permit Frontegra to delegate its authority to vote proxies to a Fund’s subadviser. A description of the Frontier Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-888-825-2100. A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov and the Funds’ website at www.frontiermutualfunds.com or by calling the Funds toll free at 1-888-825-2100.

The actual voting records relating to the Fund’s portfolio securities during the most recent period ended June 30 are available without charge by calling the Fund toll free at 1-888-825-2100 or by accessing the SEC’s website at http://www.sec.gov.

The Fund files a complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. The Form N-Q is available on the SEC’s website at http://www.sec.gov. The Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling toll-free 1-800-SEC-0330.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)         Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)         Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days prior to the filing date of this Form N-CSR, the registrant’s principal executive officer and principal financial officer have concluded that the disclosure controls and procedures are effective.

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Incorporated by reference to the Registrant’s Form N-CSR filed September 8, 2008.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Frontier Funds, Inc.

By:	/s/ William D. Forsyth III
William D. Forsyth III, President and Secretary
(Principal Executive Officer)

Date:	2/27/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William D. Forsyth III
William D. Forsyth III, President and Secretary
(Principal Executive Officer)

Date:	2/27/2018

By:	/s/ Elyce D. Dilworth
Elyce D. Dilworth, Treasurer and Assistant Secretary
(Principal Financial Officer)

Date:	2/27/2018